                                                                    Exhibit 10.1

                                                            BLAKE DAWSON WALDRON
                                                                    LAWYERS
                                                            --------------------


                         Memorandum of Common Provisions

                              ARG Financing Pty Ltd
                                 ACN 094 806 078

                 Australia and New Zealand Banking Group Limited
                                 ACN 005 357 522

                             ANZ Capel Court Limited
                                 ACN 004 768 807

                   The Sponsors listed in Part A of Schedule 1

             The Subordinated Lenders listed in Part B of Schedule 1

                  The Mortgagors listed in Part C of Schedule 1

                              AWR Lease Co Pty Ltd
                                 ACN 094 792 159

                   The Lenders listed in Part D of Schedule 1

             The Hedge Counterparties listed in Part E of Schedule 1




                                    Level 39
                          101 Collins Street
                         MELBOURNE  VIC  3000      13 December 2000
                        Telephone:  9679 3000      Ref: NKB:MJB:1274-5944
                              Fax:  9679 3111

                          (C) Blake Dawson Waldron 2000

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   The Senior Working Capital Facility Provider listed in Part F of Schedule 1

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                                    CONTENTS

1.       INTERPRETATION                                                                            1

         1.1      Definitions                                                                      1
         1.2      Rules for interpreting this document                                            28
         1.3      Business Days                                                                   29
         1.4      This document to prevail except for Interest Rate Hedging
                  Agreements                                                                      29
         1.5      Accounting Terms                                                                30

2.       REPRESENTATIONS AND WARRANTIES                                                           30

         2.1      General representations and warranties                                          30
         2.2      Forecasts and Projections                                                       35
         2.3      Repetition of Representations and Warranties                                    36
         2.4      Reliance on representations and warranties                                      36

3.       UNDERTAKINGS                                                                             36

         3.1      Undertakings relating to reporting of information                               36
         3.2      Undertakings relating to Corporate Existence and the Business                   38
         3.3      Negative Undertakings                                                           40
         3.4      Financial Undertakings                                                          42
         3.5      Additional Undertakings                                                         44
         3.6      Undertakings relating to insurance                                              45
         3.7      Undertakings relating to Lock-Up and Mandatory Prepayment                       45
         3.8      Undertakings relating to Proceeds Account                                       46
         3.9      Undertakings relating to Capital Expenditure Reserve Account                    48
         3.10     Distributions                                                                   50
         3.11     Authorised Investments                                                          51
         3.12     Accession of Westrail Companies and New Group Entities                          52

4.       PAYMENTS                                                                                 53

         4.1      Manner of Payment                                                               53
         4.2      Grossing Up                                                                     53
         4.3      Repayment after Consultation                                                    54
         4.4      Currency of Payments                                                            54
         4.5      Tax Credit                                                                      54
         4.6      Distribution by Agent                                                           55
         4.7      Distribution of Actual Receipts                                                 55
         4.8      Effect of Payment to Agent                                                      55
         4.9      Application of Money                                                            56

5.       CONTRACTUAL SUBORDINATION                                                                57

         5.1      Subordination of Subordinated Payment Obligations to Senior
                  Debt                                                                            57
         5.2      Transaction Party may not discharge Subordinated Payment
                  Obligation                                                                      57
         5.3      Subordinated Lenders not to receive payments                                    58

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
         5.4      Subordinated Lenders not to compete with Financiers                             58
         5.5      No liability of Financiers                                                      59
         5.6      Subordinated Lenders not to enforce any Subordinated Payment
                  Obligations                                                                     59
         5.7      Transaction Parties and Subordinated Lenders must not amend
                  Subordinated Loan Agreements                                                    60
         5.8      Subordinated Lenders to provide information                                     60
         5.9      Memorandum on Subordinated Agreements                                           60
         5.10     Non-permitted payments to Subordinated Lenders                                  60
         5.11     Non-permitted set-offs by Subordinated Lenders                                  61
         5.12     Realisation of non-cash distributions by Financiers                             61
         5.13     Transfer of distributions by Subordinated Lenders                               61
         5.14     Subordination on Insolvency Event                                               61
         5.15     Effect of Insolvency Event in relation to the Subordinated
                  Lenders                                                                         62
         5.16     Preservation of Subordinated Lenders' obligations                               63
         5.17     Continuity                                                                      65
         5.18     Immediate recourse                                                              65
         5.19     Appropriations                                                                  65
         5.20     New transactions between Borrower and Financier                                 65
         5.21     Consents and waivers by the Financier                                           65
         5.22     "Financiers" includes Agent and Security Trustee                                66
         5.23     No Charge or Trust                                                              66
         5.24     Debt/Equity conversions                                                         66

6.       REDISTRIBUTION OF PAYMENTS BETWEEN FINANCIERS                                            66

         6.1      Notice of Direct Receipts                                                       66
         6.2      Redistribution of Excess Payments                                               66
         6.3      Reimbursement following Clawback                                                67
         6.4      Borrower Remains Liable                                                         67
         6.5      Failure of All Financiers to Join in Litigation                                 67
         6.6      Amounts Received under the Subscription Agreement                               67

7.       DEFAULT INTEREST                                                                         68

         7.1      Borrower must pay interest                                                      68
         7.2      Interest after judgment                                                         68
         7.3      Accrual and calculation of interest                                             68

8.       AGENT AND SECURITY TRUSTEE                                                               68

         8.1      Appointment of Agent and Security Trustee                                       68
         8.2      Nature of Relationships with Borrower                                           69
         8.3      Instructions from the Majority Financiers                                       69
         8.4      Security Trustee's General Undertakings                                         70
         8.5      Information to Financiers, Agent and Security Trustee                           70
         8.6      Occurrence of Events of Default                                                 70
         8.7      Performance of Obligations                                                      71
         8.8      Agent and Security Trustee may Rely on Certain Matters                          71
         8.9      Agent and Security Trustee may Assume Certain Matters                           72

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                                                                             ii.

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
         8.10     Offices of Financiers                                                           72
         8.11     Identity of Financiers                                                          72
         8.12     Agent and Security Trustee Not Responsible for Monitoring                       72
         8.13     Disclosure of Information                                                       73
         8.14     Receipts and Business Activities                                                73
         8.15     Agent and Security Trustee as Financier                                         73
         8.16     Protection of Agent and Security Trustee                                        73
         8.17     Agent and Security Trustee Indemnified by Financiers                            74
         8.18     Limited Recourse to Security Trustee                                            74
         8.19     Change of Agent or Security Trustee                                             76
         8.20     Agent's and Security Trustee's Fee                                              77
         8.21     Amendment and Waiver by Agreement of the Majority Financiers                    77
         8.22     Amendment and Waiver by Agreement of all Financiers                             77

9.       ENFORCEMENT                                                                              78

         9.1      Events of Default                                                               78
         9.2      Consequences of an Event of Default                                             81
         9.3      No Recourse                                                                     82
         9.4      Cash cover for contingent liabilities                                           82

10.      CURRENCY INDEMNITY                                                                       83


11.      INCREASED COSTS AND CHANGE OF LAW                                                        83

         11.1     Increased Costs                                                                 83
         11.2     Indirect Cost, Reduction or Payment                                             85
         11.3     Prepayment Following Increased Cost                                             85
         11.4     Effect of Notice Following Increased Costs                                      85
         11.5     Change of Law                                                                   85
         11.6     Date on which Future Change of Law will Occur                                   85
         11.7     Termination of Financier's Obligations                                          86
         11.8     Prepayment before Change of Law                                                 86

12.      GOODS AND SERVICES TAX                                                                   86


13.      ASSIGNMENTS AND SUBSTITUTIONS                                                            87

         13.1     Successors and Assigns                                                          87
         13.2     Assignment by Borrower                                                          87
         13.3     Substitution by a Financier                                                     87
         13.4     Sub-participation by a Financier                                                88
         13.5     Disclosure by a Financier                                                       88
         13.6     Procedure for Substitution                                                      88
         13.7     Consequences of Substitution                                                    89
         13.8     Borrower not responsible for costs                                              89
         13.9     Security Trustee's Fee                                                          89

14.      SET-OFF                                                                                  90

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                                                                            iii.

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
15.      CONFIDENTIALITY                                                                          90


16.      COSTS AND GENERAL INDEMNITY                                                              91

         16.1     Indemnity                                                                       91

17.      NOTICES                                                                                  92

         17.1     How to give a notice                                                            92
         17.2     When a notice is given                                                          92
         17.3     Address for notices                                                             93
         17.4     Electronic Communication                                                        93

18.      OBLIGATIONS OF SENIOR WORKING CAPITAL FACILITY PROVIDER AND ACCOUNT
         BANK                                                                                     94


19.      DISCHARGE OF SUBORDINATED LENDER                                                         94


20.      RELEASE OF SECURITIES                                                                    94


21.      SUBSTITUTE SUBLESSEE                                                                     95


22.      GENERAL                                                                                  95


SCHEDULES:

1.       PARTIES                                                                                  96

         PART A - SPONSORS                                                                        96
         PART B - SUBORDINATED LENDERS                                                            96
         PART C - MORTGAGORS                                                                      98
         PART D - LENDERS                                                                        100
         PART E - HEDGE COUNTER PARTIES                                                          100
         PART F - SENIOR WORKING CAPITAL FACILITY PROVIDER                                       101

2.       MATERIAL CONTRACTS


3.       INSURANCE POLICIES


4.       SUBSTITUTION DEED


5.       CAPITAL EXPENDITURE PLAN


6.       SECURITY DOCUMENTS

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                                                                             iv.

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
7.       ACCESSION DEED


1.       INTERPRETATION

         1.1      Definitions
         1.3      Capacity of Parties

2.       ACCESSION


3.       NOTICES


4.       GOVERNING LAW


5.       GENERAL

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                                                                              v.

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________________________________________________________________________________

                         MEMORANDUM OF COMMON PROVISIONS

DATE     13 December 2000

PARTIES

         ARG Financing Pty Ltd ACN 094 806 078 (the "Borrower")

         Australia and New Zealand Banking Group Limited ACN 005 357 522 (the "Agent")

         ANZ Capel Court Limited ACN 004 768 807 (the "Security Trustee")

         The Sponsors listed in Part A of schedule 1 (the "Sponsors")

         The Subordinated Lenders listed in Part B of schedule 1 (the "Subordinated Lenders")

         The Mortgagors listed in Part C of schedule 1 (the "Mortgagors")

         AWR Lease Co Pty Ltd ACN 094 792 159 (the "Substitute Sublessee")

         The Lenders listed in Part D of schedule 1 (the "Lenders")

         The Hedge Counterparties listed in Part E of schedule 1 (the "Hedge Counterparties")

         The Senior Working Capital Facility Provider listed in Part F of schedule 1 (the "Senior Working Capital Facility Provider")

OPERATIVE PROVISIONS

1.       INTERPRETATION

1.1      Definitions

         The following definitions apply in this document.

         "Access Legislation" means the Railways (Access) Act 2000 (WA), the Railways (Access) Amendment Bill 2000 (WA) and the Railways Access Code 2000 (WA).

         "Accession Deed" a document substantially in the form of schedule 7 or such other form acceptable to the Agent, the Security Trustee and the Borrower.

         "Account Bank" means, in that capacity, Australia and New Zealand Banking Group ACN 005 357 522.

         "Accounts" means, for a period, a profit and loss statement and statement of cashflows for that period, and a balance sheet as at the end of that period, together with any notes to them and any statement or report (including any directors' declaration and any auditors' report) that is required by applicable law to be prepared in relation to them.

         "Act" means the Rail Freight Systems Act 2000 (WA).

         "Adjusted Acquisition Cost" means the aggregate of:

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     (a)  the Purchase Price;

     (b)  the Initial Rent;

     (c)  the Initial ASR Value; and

     (d) costs incurred by the Purchaser in connection with the purchase of the business and assets of Westrail Freight which are to be capitalised in the balance sheet of the Group (including, without limitation, all stamp duty payable by the Purchaser at Financial Close in respect of the Sale Agreement and the Finance Documents or any of the transactions evidenced or contemplated by the Sale Agreement and the Finance Documents).

     "Agent" means the Agent or its successor appointed under clause 8.19.

     "Agent Fee" means the agent fee described in the Agent Fee Letter.

     "Agent Fee Letter" means the letter dated on or about the date of this document between the Agent and the Borrower.

     "Ancillary Agreements" means:

     (a)  the Corporate and Financial Systems Services Agreement;

     (b) the Signalling, Train Control and Communications Systems Services Agreement;

     (c)  the Country Passenger Access Agreement;

     (d)  the Urban Train Maintenance Agreement;

     (e)  the Country Passenger Maintenance Agreement;

     (f)  the Cross Border Lease Operating Agreements; and

     (g)  the Fleet Sublicence.

     "ARG" means Australian Railroad Group Pty Ltd (formerly Genesee & Wyoming Australia Pty. Limited) ACN 080 579 308.

     "ARG Charge" means the Fixed and Floating Charge and Equitable Mortgage of Shares dated before the date of this document by the Borrower, ARG, AWR, WestNet Rail Pty Ltd ACN 094 721 301, each Network Lessee and the Purchaser in favour of the Security Trustee.

     "ARG Guarantee" means the Guarantee and Indemnity dated on or about the date of this document by the Mortgagors, as guarantors, in favour of the Security Trustee.

     "ASD Companies" means:

     (a)  GWA Holdings Pty Ltd ACN 095 319 672;

     (b)  Australia Northern Railroad Pty Ltd ACN 092 437 593;

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                                                                              2.

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     (c)  GWA Northern Pty Ltd ACN 092 437 628; and

     (d)  GWA Operations North Pty Ltd ACN 093 145 290.

     "ASD Project" means the Alice Springs to Darwin Project.

     "ASR" means Australia Southern Railroad Pty Ltd ACN 079 444 296.

     "ASR Business" means the ownership, operation, maintenance, management and development (as applicable) of the assets, business, entities and liabilities of the ASR Group as conducted as at the date of acquisition by Wesfarmers Railroad Holdings Pty Ltd ACN 008 705 986 of 50% of the shares of ARG and as thereafter conducted from time to time.

     "ASR Charge" means the Fixed and Floating Charge and Equitable Mortgage No.2 dated before the date of this document by ARG and each member of the ASR Group in favour of the Security Trustee.

     "ASR Group" means:

     (a)  ASR;

     (b)  SA Rail Pty Ltd ACN 077 946 340; and

     (c)  Viper Line Pty Limited ACN 092 437 691.

     "ASR Material Contracts" means each of the contracts and agreements referred to in Part A of schedule 2 of this document.

     "ASR Net Assets" means those amounts that are recorded as assets less any current liabilities in the consolidated balance sheet of the ASR Group as at Financial Close under Australian Accounting Standards.

     "ASR Premium" means the Initial ASR Value less the ASR Net Assets as at Financial Close.

     "ASR Project Documents" means:

     (a)  the SA Asset Sale Agreement;

     (b)  the SA Share Sale Agreement; and

     (c)  the SA Lease.

     "ASR Securities" means:

     (a) the Fixed and Floating Charge dated 7 November 1997 granted by ASR in favour of ABN AMRO Australia Limited as subsequently assigned to FNB on 18 August 1999;

     (b) the Fixed and Floating Charge dated 18 August 1999 granted by ASR in favour of FNB;

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                                                                              3.

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     (c)  the Fixed Charge dated 18 August 1999 granted by GWA in favour of FNB;

     (d) the Fixed and Floating Charge dated 18 August 1999 granted by GWA in favour of FNB; and

     (e) the Mortgage of Shares dated 18 August 1999 granted by GWA in favour of FNB.

     "ASR Tripartite Deed" means the Tripartite Deed to be entered into between the Minister for Transport and Urban Planning of South Australia, ASR and the Security Trustee.

     "Australian Accounting Standard" has the meaning given to the term "Accounting Standard" in the Corporations Law.

     "Authorisation" includes:

     (a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Agency; or

     (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

     "Authorised Investment" means the investment of moneys:

     (a) in any securities of the Commonwealth of Australia or of any State or Territory and which:

          (i)   have not more than 90 days to maturity; and

          (ii)  are not convertible into any other instrument or security;

     (b) in a bill of exchange, promissory note or other negotiable instrument which:

          (i) at the time of acquisition has a maturity date of not more than 90 days; and

          (ii) if purchased for value confers on the holder in due course a right of recourse against a bank within the meaning of the Banking Act 1959 (Cwlth) (including any bank established under and authorised to carry on banking business by the legislation of any State) as the acceptor of the relevant instrument for an amount equal to the face value of that instrument; and

          (iii) is not convertible into any other instrument or security;

     (c) in managed investment funds which are restricted to invest in investments of the kind described in paragraphs (a) and (b); and

     (d)  in such other manner as the Agent may approve in writing.

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                                                                              4.

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     "Authorised Officer" means:

     (a) in relation to a Transaction Party, any director or secretary, or any attorney, or any person nominated by a director or secretary, of that Transaction Party as an Authorised Officer by a notice to the Agent accompanied by certified copies of the signatures of all new persons so appointed; and

     (b) in relation to the Agent, the Security Trustee, a Financier or any other Beneficiary:

          (i) any company secretary, director, attorney, or any officer of the Agent, Security Trustee, Financier or that Beneficiary whose title or office includes the word "manager", "president" or "director" (or any cognate of any of those words);

          (ii)  any person acting with any such title or in any such office; or

          (iii) any person or a person holding any position nominated by it or on its behalf as an Authorised Officer by notice to each other party to the Finance Documents.

     "Available Cash" means, in respect of any Quarterly Date, any cash remaining in the Proceeds Accounts after all payments required to be made under clause 3.8(e)(i) - (xi) have been made, as at the end of the Quarter ending on that Quarterly Date.

     "AWR" means AWR Holdings WA Pty Ltd ACN 094 693 562.

     "Bank Bill Rate" has the same meaning as in the Deed Poll.

     "Base Case Financial Model" means the financial model at 25 October 2000 prepared on behalf of the Borrower and audited by the model auditor prior to 25 October 2000 and identified as Westrail v 19-B-Audit Model.xls and ASR-v 9 Banks and Audit Model.xls, revised after 25 October 2000 to reflect only the actual interest rate to apply to the hedged portion of the Syndicated Senior Facilities following the entering into of the Interest Rate Hedging Agreements in accordance with the Interest Rate Hedging Policy, and the interest rate to apply to the unhedged portion of the Syndicated Senior Facilities being the most recently published AFMA 3 year Receive Swap Reference Rate as published on Telerate page 45402.

     "Beneficiaries" has the same meaning as in the Security Trust Deed.

     "Breach" has the same meaning as in the Cross Border Lease Operating Agreements.

     "Break Costs" has the meaning given in clause 16.

     "Budget" means the annual budget and forecast of the business and financial condition of the Group (including budgeted profit and loss, cashflow forecast and other details relating to cashflow, balance sheets, operation and maintenance budget and other details relating to the operation and maintenance of the Business) prepared by the Borrower in a form approved by the Agent.

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                                                                              5.

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     "Business" means the ownership, operation, maintenance, management and development (as applicable) of:

     (a) the assets, business, entities and the liabilities as initially acquired or leased by the Group pursuant to the Sale Agreement and the Lease Agreements and thereafter as conducted from time to time; and

     (b)  the ASR Business, as conducted from time to time.

     "Business Day" means a day on which banks are open for general banking business in Melbourne, Sydney and Perth excluding a Saturday, Sunday or public holiday.

     "Business Plan" means the annual business plan for the Business prepared by the Borrower in a form approved by the Agent.

     "Capital Expenditure Plan" means the initial capital expenditure plan attached as annexure A to schedule 5 and, thereafter, as updated and reviewed in accordance with clause 2 of schedule 5.

     "Capital Expenditure Reserve Account" means the capital expenditure reserve account to be established and maintained by the Borrower with the Agent as required by clause 3.9(a) of this document.

     "Collateral Security" means any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Secured Moneys.

     "Commission" means the Western Australian Government Railways Commission.

     "Commitment" means at any time (but without double counting):

     (a) in the case of a Lender its commitment as set out in the Syndicated Senior Facilities Documents;

     (b) in the case of a Senior Working Capital Facility Provider its commitment as set out in a Senior Working Capital Facility Agreement; and

     (c) in the case of a Hedge Counterparty, after an Event of Default occurs (and while it is continuing), that Hedge Counterparty's Realised Swap Loss and Potential Close-out Amount (if any), otherwise, nil.

     "Completion" has the same meaning as in the Sale Agreement.

     "Controller" has the same meaning as in the Corporations Law.

     "Corporate and Financial Systems Services Agreement" means the Corporate and Financial Systems Services Agreement dated on or about the date of this document between the Purchaser and the Commission.

     "Corporations Law" means the Corporations Law of Australia.

     "Corridor Land" means the land designated as corridor land by the Land
     Order.

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                                                                              6.

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     "Country Passenger Access Agreement" means the Country Passenger Access
     Agreement which by virtue of the Transfer Order will take effect at Completion between the Network Lessees and the Commission.

     "Country Passenger Maintenance Agreement" means the Country Passenger Maintenance Agreement which by virtue of the Transfer Order will take effect at Completion between the Commission and the Purchaser.

     "Cross Border Lease Multi-Party Agreement" means the Multi-Party Agreement dated on or about the date of this document between the Government Parties, the Purchaser, the Substitute Sublessee, the Network Lessees, ARG and the Security Trustee in respect of the Cross Border Lease Operating Agreements.

     "Cross Border Lease Operating Agreements" means:

     (a)  the Operating Agreement (PNC No. 2); and

     (b)  the Operating Agreement (FB No. 2).

     "Cross Border Lease Substitution Deeds" means:

     (a)  the Substitution Deed (PNC No. 2); and

     (b)  the Substitution Deed (FB No. 2).

     "Cross Border Lease Substitution Documents" means:

     (a)  the Cross Border Lease Substitution Deeds; and

     (b)  the Sub-Subleases.

     "Cross Border Lease Transaction Documents" means, collectively, those documents described as "Transaction Documents" in the Participation Agreements, where applicable, as supplemented and amended by the Cross Border Lease Substitution Deeds.

     "Deed Poll" means the deed poll executed or to be executed by the Borrower and the Agent in the form annexed to the Subscription Agreement.

     "Default Interest Period" means, for an unpaid amount, a period of 30 days (or any other period the Agent selects) beginning on the day on which the amount falls due, or on the last day of the preceding Default Interest Period for that amount.

     "Default Rate" means, for any day, for an amount, the rate per cent per annum which is equal to the sum of the Bank Bill Rate on that day and 3.5%.

     "Derivative Transaction" means a swap, option, hedge, purchase agreement or similar transaction relating to interest rates, a currency or a commodity.

     "Discretionary Capital Expenditure" means expenditure for equipment, machinery, fixed assets, real property and improvements and for replacements, substitutions or additions, in each case which have a useful life of more than 1 year, but not including Non-

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                                                                              7.

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     discretionary Capital Expenditure or expenditure which in accordance with the normal operation of a business of the type of the Business in Australia is regarded as an operating expense.

     "Drawdown Date" has the same meaning as in the Subscription Agreement.

     "Due Diligence Reports" means each of the following reports and all supplements to those reports:

     (a) Independent Engineers Report prepared by Sinclair Knight Merz dated 17 November 2000;

     (b) Legal Due Diligence Reports prepared by Edwards Thompson dated 20 October 2000 and 3 November 2000, Finlaysons dated 25 October 2000 and Blake Dawson Waldron dated 25 October 2000;

     (c) Base Case Financial Model Audit prepared by Ernst & Young dated 25 October 2000;

     (d) Insurance Consultant Report prepared by Aon Risk Services Australia Limited dated 10 November 2000;

     (e) Market Consultant Report prepared by Sinclair Knight Merz dated 14 November 2000;

     (f) Environmental Report prepared by Sinclair Knight Merz dated 15 November 2000;

     (g)  GST Report prepared by Ernst & Young dated 24 October 2000;

     (h)  Taxation Report prepared by Ernst & Young dated 8 November 2000; and

     (i)  Accounting Report prepared by Ernst & Young dated 24 October 2000.

     "EBITDA" means, for any period, the total amount of earnings (including interest income) before interest, tax, depreciation and amortisation for that period shown by the most recent financial information provided under clause 3.1(a).

     "Encumbrance" means any Security Interest, notice under section 218 or 255 of the Tax Act or under section 74 of the Sales Tax Assessment Act 1992 (Cwlth) or under any similar provision of a State, Territory or Commonwealth law, garnishee order, writ or execution, flawed asset or set off arrangement, option with respect to property, lease (other than a lease of the type described in paragraphs (f) and (g) of the definition of Permitted Indebtedness or any lease of real property evidenced or contemplated by the Project Documents), assignment of income or monetary claim and any agreement to create any of them or allow them to exist and excludes for the avoidance of doubt existing third party interests as defined in the Lease Agreements.

     "Environmental Law" means a provision of a law or a law which provision or law which relates to an aspect of the environment or health.

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                                                                              8.

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     "Equity" means all moneys provided by the Holding Companies to the Group, whether by way of subordinated loan or subscriptions for capital or share capital and the Initial ASR Value is for all purposes under this document to be regarded as moneys provided by the Holding Companies to the Group.

     "Event of Loss" has the same meaning as in the Operating Agreement (FB No.
     2) or the Operating Agreement (PNC No. 2), as the case may be.

     "Event of Default" means any of the events or circumstances described in clause 9.1.

     "Excluded Subsidiary" means the ASD Companies and any other subsidiary of ARG which meets the following criteria:

     (a)  the subsidiary:

          (i)   is either wholly-owned or beneficially controlled by ARG; and

          (ii) is not, and is not required by the terms of any Transaction Document to become (whether because it is a New Group Entity, or otherwise), a Transaction Party; and

          (iii) is or was established for the sole purpose of establishing or acquiring a business of a type which is similar to or compatible with the Business, provided it is not a business which is or would be in competition with the Business; and

          (iv) is not a party to any document or arrangement with any Transaction Party under which that Transaction Party provides financial accommodation or any other form of financial support (including by way of Guarantees or Encumbrances) other than Permitted Indebtedness to or on behalf of the subsidiary; or

     (b) the subsidiary is a subsidiary of an Excluded Subsidiary under paragraph (a) and subparagraphs (a)(ii), (iii) and (iv) apply also to that subsidiary.

     "Existing ASR Facility Agreement" means the Revolving Credit and Term Loan Agreement dated as of 17 August 1999 between ASR, GWA, FNB and others.

     "Exposure" means at any time (but without double counting):

     (a) in the case of a Lender, the undrawn Commitment of that Lender plus the amount of that Lender's participation in the total principal amount outstanding under the Syndicated Senior Facilities Documents;

     (b) in the case of the Senior Working Capital Facility Provider, the undrawn Commitment of the Senior Working Capital Facility Provider plus the total Principal Outstanding (as defined in the Senior Working Capital Facility Agreement) for each of the facilities referred to in that document, under the Senior Working Capital Facility Agreement;

________________________________________________________________________________

                                                                              9.

________________________________________________________________________________

     (c) in the case of a Hedge Counterparty, after an Event of Default occurs (and while it is continuing), that Hedge Counterparty's Realised Swap Loss and Potential Close-out Amount (if any), otherwise, nil.

     "Facilities" means:

     (a)  the Senior Facilities; and

     (b)  the facilities constituted by the Interest Rate Hedging Agreements.

     "Finance Documents" means:

     (a)  this document;

     (b)  the Syndicated Senior Facilities Documents;

     (c)  the Interest Rate Hedging Agreements;

     (d)  the Senior Working Capital Facility Agreement;

     (e)  the Multi-Party Agreements;

     (f)  the ASR Tripartite Deed;

     (g)  the Security Trust Deed;

     (h)  the Securities;

     (i)  documents under which Refinancing Debt is provided; and

     (j) the Senior Facilities Fee Letter, the Agent Fee Letter and any other fee letters referred to in the documents in the other paragraphs of this definition.

     "Finance Lease" means a Lease that would be treated as a finance lease under Australian Accounting Standards.

     "Financial Close" means the first Drawdown Date.

     "Financial Indebtedness" of a person means any obligation of that person, whether present or future, actual or contingent, to pay or deliver any money or currency under or in respect of any financial accommodation or arrangement including under or in respect of any:

     (a)  moneys borrowed or raised by that person;

     (b)  Guarantee;

     (c) bond, debt, note, certificate, redeemable or repurchaseable share or stock, bill of exchange or any similar instrument (whether or not transferable or negotiable);

     (d) put option or buy back or discounting arrangement in relation to any property granted by that person;

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                                                                             10.

________________________________________________________________________________

       (e)    Finance Lease or operating lease;

       (f) hire purchase or deferred payment obligation (for more than 90 days) for any property acquired or service employed by that person;

       (g) liability to meet calls in respect of the unpaid amount of any shares or other capital contribution;

       (h)    net payment obligations under any Derivative Transaction; or

       (i) arrangement which achieves the same or equivalent commercial effect as or to any of the above.

       "Financial Report" has the same meaning as in the Corporations Law.

       "Financiers" means:

       (a)    each Lender;

       (b)    each Hedge Counterparty;

       (c)    the Senior Working Capital Facility Provider; and

       (d)    any New Financier.

       "Fleet Sublicence" means the Fleet Sublicence dated on or about the date of this document between the Commission and the Purchaser.

       "FNB" means Bank One, National Association, formerly called First National Bank of Chicago.

       "Government Agency" means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity.

       "Government Parties" means the Minister, the Commission and the Treasurer of Western Australia.

       "Group" means the Australian Railroad Group comprising:

       (a)    each Transaction Party; and

       (b) any other entity which the Borrower and the Agent agree is to be included in the Group.

       "GST" has the same meaning as in the A New Tax System (Goods and Services
       Tax) Act 1999 (Cth).

       "GST Advance" has the same meaning as in the Subscription Agreement.

       "GST Amount" has the same meaning as in the Subscription Agreement.

________________________________________________________________________________

                                                                             11.

________________________________________________________________________________

       "GST Exclusive Consideration" means the consideration for any Taxable Supply but does not include any amount payable under clause 12(a)(i).

       "GST Law" has the same meaning as in the A New Tax System (Goods and Services Tax) Act, 1999.

       "GST Rate" means the rate of GST under the GST Law.

       "Guarantee" means an obligation or offer to provide funds or otherwise be responsible in respect of an obligation or indebtedness, or the financial condition or insolvency, of another person. It includes a guarantee, indemnity, letter of credit or legally binding letter of comfort, or an obligation or offer to purchase an obligation or indebtedness of another person.

       "Guarantor" means each Mortgagor in its capacity as a guarantor under the ARG Guarantee.

       "GWA" means Genesee & Wyoming Australia Pty. Limited ACN 080 579 308.

       "Holding Companies" means:

       (a) in the case of Genesee & Wyoming Inc, GWI Holdings Pty Ltd ACN 094 819 806; and

       (b) in the case of Wesfarmers Limited, Wesfarmers Railroad Holdings Pty Ltd ACN 008 705 986,

       or either of them, as the context requires.

       "ICR" means for any period the ratio of:

       (a)    EBITDA for that period:

              (i) less Discretionary Capital Expenditure and Non-discretionary Capital Expenditure paid (other than Discretionary Capital Expenditure or Non-discretionary Capital Expenditure paid in that period which was taken into account in calculating Discretionary Capital Expenditure and Non-discretionary Capital Expenditure "payable during that period" in relation to a previous period) or payable during that period; and

              (ii) less Tax paid (other than Tax paid in that period which was taken into account in calculating Tax "payable during that period" in relation to a previous period) or payable during that period (but not including Tax otherwise taken into account for the purpose of determining EBITDA); and

              (iii) plus drawings under the Senior Capital Expenditure Facility during that period which are used to pay for Discretionary Capital Expenditure and Non-discretionary Capital Expenditure; and

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                                                                             12.

________________________________________________________________________________

              (iv) plus cash released from the Capital Expenditure Reserve Account during that period which are used to pay for Discretionary Capital Expenditure and Non-discretionary Capital Expenditure, to:

       (b) interest payments (but not including interest payments otherwise taken into account for the purpose of determining EBITDA) made (other than interest payments made in that period which were taken into account as "accrued" in relation to a previous period) or accrued under the Senior Facilities for that period:

              (i) plus fees paid (other than fees paid in that period which were taken into account as "accrued" in relation to a previous period, and excluding amounts paid in connection with the establishment of the Senior Facilities and any refinancing costs) or accrued under the Senior Facilities and under all other debt ranking pari passu with the Senior Facilities; and

              (ii) plus interest payments made (other than interest payments made in that period which were taken into account as "accrued" in relation to a previous period) or accrued under all other debt ranking pari passu with the Senior Facilities for that period; and

              (iii) plus payments made (other than payments made in that period which were taken into account as "accrued" in relation to a previous period)or accrued for that period under any Interest Rate Hedging Agreement (but not including any Realised Swap Losses arising during that period); and

              (iv) less receipts for that period under any Interest Rate Hedging Agreement (but not including any Realised Swap Profits arising during that period).

       "Immediately Available Funds" means real time gross settlement funds.

       "Independent Engineer means the Independent Engineer appointed by the Agent being, as at the date of this document, Sinclair Knight Merz, and any replacement independent engineer approved by the Agent.

       "Initial ASR Value" means $95 million, being the value of the ASR Business as at Financial Close determined by the Sponsors on an arms' length basis (calculated as the sum of $82 million (being ASR equity as at Financial Close) and $13 million (being Financial Indebtedness of the ASR Group to FNB and other financial institutions under the Existing ASR Facility Agreement as at Financial Close)).

       "Initial Rent" means $292,470,570.70 being the aggregate of the Initial Rent (exclusive of GST (of 10%) payable on that Initial Rent) under each of the Lease Agreements.

       "Input Tax Credit " means Input Tax Credits (as defined in A New Tax System (Goods and Services Tax) Act 1999) which are, in a Financier's opinion, identifiable and fairly attributable to the relevant costs incurred by the Financier.

________________________________________________________________________________

                                                                             13.

________________________________________________________________________________

       "Insolvency Event" means any of the following:

       (a) execution: any distress, attachment, execution or other process of a Government Agency in respect of an amount exceeding $2 million is issued against, levied or enforced upon any of the assets of any Transaction Party and is not set aside or satisfied within 30 days;

       (b) receiver etc: a receiver, receiver and manager, trustee, other controller (as defined in the Corporations Law) or similar official is appointed over any of the assets or undertaking of any Transaction Party, and not removed within 30 days;

       (c) suspends payment: any Transaction Party suspends payment of its debts or any class of its debts generally;

       (d) insolvency: any Transaction Party is or becomes unable to pay its debts as and when they are due, or is or becomes unable to pay its debts or is insolvent within the meaning of the Corporations Law, or is presumed or required to be presumed to be insolvent under the Corporations Law;

       (e) arrangements: any Transaction Party enters into or resolves to enter into any arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them except on terms approved by the Agent;

       (f) administrator: an administrator is appointed or a resolution is passed or any steps are taken to appoint, or to pass a resolution to appoint, an administrator to any Transaction Party or an application is made for the appointment by the Court of an administrator under section 26 of the Railways (Operations and Access) Act 1997 of South Australia in relation to the ASR Business and is not set aside within 7 days;

       (g)    winding up:

              (i) an application is made and is not set aside within 7 days or an order is made for the winding-up or dissolution of any Transaction Party; or

              (ii) a resolution is passed for such winding-up or dissolution of any Transaction Party,

              except on terms approved by the Agent;

       (h) analogous process: anything analogous to, or having a substantially similar effect to any of the above events occurs under the laws of any applicable jurisdiction with respect to any Transaction Party, and for the purposes of this definition any reference to an asset or liability of a Transaction Party includes any asset or liability of the Transaction Party as trustee or nominee.

       "Insurance Policy" means each policy of insurance listed in schedule 3 (or such replacement policies as the Agent acting on the instructions of the Majority Financiers may approve (such approval not to be unreasonably withheld)).

________________________________________________________________________________

                                                                             14.

________________________________________________________________________________

       "Interest Rate Hedging Agreement" means the interest rate swaps confirmations and ISDA Master Agreements entered into or to be entered into between a Lender and the Borrower (including the novation documents by which the interest rate swaps confirmations dated 13, 15 and 16 November 2000 entered into between Wesfarmers Limited ACN 008 984 049, ARG and the Lenders are novated to the Borrower on or about Financial Close) evidencing the interest rate swaps effected in connection with the Interest Rate Hedging Policy.

       "Interest Rate Hedging Policy" means the implementation and maintenance by the Borrower of interest rate hedges:


       (a) for the period commencing on and from Financial Close to the fifth anniversary of Financial Close, at a minimum of 75% of the drawn amount of the Senior Facilities; and

       (b) for the period commencing on and from the day following the fifth anniversary of Financial Close to the seventh anniversary of Financial Close, at a minimum of 50% of the sum of the drawn amount of the Senior Facilities and all other debt ranking pari passu with the Senior Facilities.

       "Invoice" means a tax invoice under the GST law.

       "Item of Equipment" or "Equipment" has the same meaning as in the Operating Agreement (FB No.2) or the Operating Agreement (PNC No.2), as the case may be.

       "Land Order" means the order of the Minister under section 34 of the Act gazetting the Corridor Land.

       "Lease" means an agreement under which an asset may be used, exploited, operated or managed by a person other than the owner. It includes a lease, licence, charter, hire purchase or hiring arrangement.

       "Lease Agreements" means:

       (a) the "Rail Freight Corridor Land Use Agreement and Railway Infrastructure Lease" between the Government Parties, WestNet NarrowGauge Pty Ltd ACN 094 736 900, the Purchaser and ARG dated on or about the date of this document; and

       (b) the "Rail Freight Corridor Land Use Agreement and Railway Infrastructure Lease" between the Government Parties, WestNet StandardGauge Pty Ltd ACN 094 819 360, the Purchaser and ARG dated on or about the date of this document, or either of them as the context requires.

       "Leased Railway Infrastructure" has the same meaning as in the Lease Agreements.

       "Lenders" means the Lenders, any persons designated as Lenders under the Syndicated Senior Facilities Documents and any New Financier in its capacity as Lender.

       "Lending Office" has the meaning given in the Subscription Agreement.

________________________________________________________________________________

                                                                             15.

________________________________________________________________________________

       "Lock-Up ICR" means, for a Quarterly Date:

       (a) which falls during the period from and including the date of the first anniversary of Financial Close, to but excluding the date of the second anniversary of Financial Close, ICR of less than 1.35; or

       (b) which falls during the period from and including the date of the second anniversary of Financial Close, to but excluding the date of the third anniversary of Financial Close, ICR of less than 1.40; or

       (c) which falls during the period from and including the date of the third anniversary of Financial Close, to but excluding the date of the fifth anniversary of Financial Close, ICR of less than 1.50.

       "Majority Financiers" means, at any time, Financiers whose Exposures are more than 66 2/3 % of the total Exposures of all Financiers.

       "Margin" has the same meaning as in the Deed Poll.

       "Material Adverse Effect" means a material adverse effect on:

       (a) the ability of the Borrower and the Guarantors collectively to perform the financial obligations of the Transaction Parties or other material obligations under any Transaction Document; or

       (b)    the Securities, considered as a whole, held by the Security
              Trustee.

       "Material Contracts" means:

       (a)    the ASR Material Contracts;

       (b)    the documents listed in schedule 1 of the Transfer Order;

       (c)    the Cross Border Lease Transaction Documents;

       (d) any other present or future contract, agreement or arrangement under which the revenue or expenditure of any member of the Group in any financial year of the Business exceeds $5 million; and

       (e)    the State Agreements,

       in each case, as varied or replaced.

       "Minister" means the Hon Murray Criddle MLC exercising powers under the Act.

       "Moody's" means Moody's Investors Service.

       "Mortgage of Accounts" means the Mortgage of Bank Accounts dated on or about the date of this document by ARG, the Borrower and AWR in favour of the Security Trustee.

       "Mortgaged Property" means the property mortgaged or charged under the Securities.

________________________________________________________________________________

                                                                             16.

________________________________________________________________________________

         "Multi-Party Agreements" means:

         (a)  the Network Lease Multi-Party Agreement; and

         (b)  the Cross Border Lease Multi-Party Agreement.

         "Network Lease Multi-Party Agreement" means the Multi-Party Agreement dated on or about the date of this document between the Government Parties, the Purchaser, the Network Lessees, ARG and the Security Trustee in respect of the Lease Agreements.

         "Network Lessee" means:

         (a) WestNet NarrowGauge Pty Ltd ACN 094 736 900 in relation to the narrow gauge rail network of the Business; and

         (b) WestNet StandardGauge Pty Ltd ACN 094 819 360 in relation to the standard gauge rail network of the Business,

         or either of them, as the context requires.

         "New Financier" means a financial institution that becomes a Financier under clause 13.

         "New Group Entity" means each subsidiary of a Transaction Party which after Financial Close is acquired (by purchase, subscription or other means) with the consent of the Agent pursuant to clause 3.3(d)on the basis that it is to become a New Group Entity and, as such, a party to the Finance Documents.

         "Non-discretionary Capital Expenditure" means expenditure for:

         (a) replacements or substitutions required in the ordinary course of business with respect to equipment which is worn out or obsolete; and

         (b) equipment, machinery, fixed assets, real property and improvements and for replacements, substitutions or additions, in each case which have a useful life of more than 1 year which a Transaction Party is required to make:

              (i) in the due and proper performance of its obligations under the terms of a Project Document to which it is a party;

              (ii) as a result of any law or regulation binding on it or its assets including in relation to the Business;

              (iii) to the extent not covered in paragraphs (i) and (ii), in order to comply with its obligations relating to the Fit for Purpose test under (and as defined in) the Lease Agreements,

         and any other capital expenditure which the Borrower agrees with the Agent is Non-discretionary Capital Expenditure.

         "Operating Agreement (PNC No. 2)" means the Operating Agreement (PNC No. 2) dated on or about the date of this document between the Government Parties, the Purchaser, the

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                                                                             17.

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     Substitute Sublessee, the Purchaser in its capacity as the operator, the
     Network Lessees, AWR, ARG and others.

     "Operating Agreement (FB No. 2)" means the Operating Agreement (FB No. 2) dated on or about the date of this document between the Government Parties, the Purchaser, the Substitute Sublessee, the Purchaser in its capacity as the operator, the Network Lessees, AWR, ARG and others.

     "Operating Costs" means all costs and outgoings in connection with the conduct of the Business, including maintenance and repair costs, payments due under Material Contracts, rates, rent and other outgoings in relation to real property, Tax in respect of the Business, insurance premiums, the Agent Fee, the Security Trustee's Fee and administrative costs. For the avoidance of doubt, Operating Costs include reimbursement to the Holding Companies and the Sponsors for costs and outgoings of the type described in this definition incurred by the Holding Companies and the Sponsors on behalf of the Transaction Parties.

     "Participation Agreements" means:

     (a)  the Participation Agreement (PNC No. 2); and

     (b)  the Participation Agreement (FB No. 2);

     "Participation Agreement (PNC No. 2)" means the Participation Agreement (PNC No. 2) dated as of 1 December 1998 between Black Swan Leasing No. 2 Limited, the Commission, Hollandische Bank - Unie N.V., PNC Bank, National Association, Kimberley Finance Limited, ABN AMRO Bank N.V., ABN AMRO Bank N.V. - Australian Branch (OBU), State Street Bank and Trust Company of Connecticut, National Association.

     "Participation Agreement (FB No. 2)" means the Participation Agreement (FB No. 2) dated as of 1 December 1998 between Black Swan Leasing No. 2 Limited, the Commission, Hollandische Bank - Unie N.V., Fleet National Bank, Kimberley Finance Limited, ABN AMRO Bank N.V., ABN AMRO Bank N.V. - Australian Branch (OBU), State Street Bank and Trust Company of Connecticut, National Association.

     "Permitted Indebtedness" means:

     (a) Financial Indebtedness incurred under and in accordance with the Transaction Documents, or which is otherwise permitted or contemplated by the Finance Documents;

     (b) all moneys provided by the Holding Companies to the Borrower by way of Equity and other Financial Indebtedness incurred between members of the Group;

     (c) all moneys provided by ARG to the ASD Companies to assist them in meeting their equity contributions to the ASD Project in a manner which gives rise to the incurring by them of Financial Indebtedness provided the aggregate of such amounts does not exceed $4.5 million;

     (d)  Subordinated Debt;

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                                                                             18.

________________________________________________________________________________

     (e)  Refinancing Debt in accordance with the terms of the Finance
          Documents;

     (f) Finance Leases and operating leases not exceeding at any time in aggregate $2 million in total asset value under those leases for all Transaction Parties;

     (g) in addition to paragraph (f), the operating lease to be entered into by Viper Line Pty Ltd after the date of this document in connection with the ASD Project provided annual rentals payable under such lease do not at any time exceed $3.5 million;

     (h) Interest Rate Hedging Agreements required to implement the Interest Rate Hedging Policy;

     (i) other Financial Indebtedness incurred with the prior consent of the Agent provided that such consent is not required in relation to Financial Indebtedness incurred in the ordinary course of operating the Business in an amount at any time not exceeding $5 million in aggregate for all Transaction Parties; and

     (j) Financial Indebtedness of a Transaction Party incurred as at the date of this document and disclosed by a Due Diligence Report.

     "Permitted Payments" means and is limited to, those payments permitted by clause 3.10(a) of this document.

     "Permitted Payment Date" means the earlier of:

     (a)  31 December 2002; and

     (b) a date falling after 31 December 2001 on which the Capital Expenditure Reserve Account is first funded to at least $50 million.

     "Permitted Security Interest" means:

     (a) a Security Interest of which full details have been given to the Agent before Financial Close or a Security Interest created after Financial Close, if:

          (i)  the Agent has consented to that Security Interest; and

          (ii) the amount secured by that Security Interest (other than costs, fees and uncapitalised interest) does not increase beyond the amount in respect of which the Agent has consented;

     (b) a Security Interest created under a Finance Document or a Project Document;

     (c) an Encumbrance created in the ordinary course of business or by operation of law for amounts which are not yet in arrears or are being contested in good faith by appropriate proceedings;

     (d) an Encumbrance incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations,

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                                                                             19.

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          surety and appeal bonds, bids, leases, government contracts, and reclamation, performance and return-of-money bonds (in each case, not constituting Financial Indebtedness);

     (e) an Encumbrance which is being contested in good faith by appropriate proceedings; provided that, in the case of an Encumbrance consisting of an attachment or judgment encumbrance, the judgment it secures shall, within 60 days of entry thereof, have been discharged or execution thereof stayed pending appeal, or discharged within 60 days after the expiration of any such stay;

     (f) an Encumbrance on any asset securing Financial Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Encumbrance attaches to such asset concurrently with or within 90 days after the acquisition thereof;

     (g) an Encumbrance existing on any asset prior to the acquisition thereof and not created in contemplation of such acquisition;

     (h) an Encumbrance arising out of the refinancing, extension, removal or refunding of any Financial Indebtedness secured by an Encumbrance permitted by either of paragraphs (f) and (g), provided that such Financial Indebtedness is not increased and is not secured by any additional assets;

     (i) a Security Interest for performance of the Borrower's obligations under the Interest Rate Hedging Agreements provided the Security Interest ranks in priority after the Security,

     provided that the aggregate book value of the assets secured by Permitted Security Interest contemplated by paragraphs (f), (g) and (h) of this definition must not exceed 10% of the Purchase Price.

     "Potential Event of Default" means any thing which it may reasonably be anticipated will, by virtue of the impending giving of notice, lapse of time or occurrence of some other event become an Event of Default.

     "Potential Close-out Amount" means, in relation to a Hedge Counterparty on any day, the amount (if any) which, if an Interest Rate Hedging Agreement was closed out, would be owed to that Hedge Counterparty on that day. The amount is to be calculated on a net basis in accordance with the relevant Interest Rate Hedging Agreement.

     "Proceeds Accounts" means the bank accounts referred to in clause 3.8(a) of this document or any of them, as the context requires.

     "Project" means the acquisition by:

     (a)  certain members of the Group of:

          (i) the beneficial interest in the business and assets of Westrail Freight; and

          (ii) in connection with that business, a leasehold interest in certain leased railway infrastructure and a right to use certain rail corridor land; and

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                                                                             20.

________________________________________________________________________________

     (b) Wesfarmers Railroad Holdings Pty Ltd ACN 008 705 986 of 50% of the shares in ARG.

     "Project Account" means the Proceeds Accounts and the Capital Expenditure Reserve Account or any of them, as the context requires.

     "Project Documents" means:

     (a)  the Sale Agreement;

     (b)  the Lease Agreements;

     (c)  the Cross Border Lease Substitution Documents;

     (d)  the Cross Border Lease Operating Agreements;

     (e)  the Ancillary Agreements;

     (f)  the Transfer Order;

     (g)  the Land Order;

     (h)  the ASR Project Documents; and

     (i)  such other documents as agreed by the Borrower and the Agent.

     "Purchase Price" means $265,000,000.00.

     "Purchaser" means Australia Western Railroad Pty Ltd ACN 094 792 275.

     "Quarter" means each calendar quarter commencing on 1 January, 1 April, 1 July and 1 October.

     "Quarterly Date" means 31 March, 30 June, 30 September and 31 December in each year.

     "Ratio Certificate" has the meaning given in clause 3.4(d).

     "Realised Swap Loss" means the amount (if any) payable by the Borrower to a Hedge Counterparty under an Interest Rate Hedging Agreement which has been closed out or terminated. The amount is to be calculated on a net basis in accordance with the relevant Interest Rate Hedging Agreement.

     "Realised Swap Profit" means the amount (if any) payable by a Hedge Counterparty to the Borrower under an Interest Rate Hedging Agreement which has been closed out or terminated. The amount is to be calculated on a net basis in accordance with the relevant Interest Rate Hedging Agreement.

     "Reference Banks" means Bank of America, National Association - Sydney Branch, Australia and New Zealand Banking Group Limited or such other financial institutions as the Agent and the Borrower agree.

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                                                                             21.

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         "Refinancing Debt" means Financial Indebtedness incurred in relation to the refinancing of the Senior Facilities in accordance with clause 3.4(e).

         "Register" has the same meaning as in the Deed Poll.

         "Regulatory Event" means any material change in any WA Rail Legislation or SA Rail Legislation, as the case may be, which would, or is reasonably likely to, have a Material Adverse Effect.

         "Related Corporation" means an entity which is related within the meaning of section 50 of the Corporations Law and "body corporate" includes any entity.

         "Relevant Event" has the same meaning as in the Cross Border Lease Operating Agreements.

         "Retiring Financier" means a Financier which arranges a substitution or assignment under clause 13 in respect of all or any part of its rights and obligations under the Finance Documents.

         "Right" means any right, power, remedy or discretion.

         "S&P" means Standard & Poor's (Australia) Pty Ltd ACN 007 324 852.

         "SA Asset Sale Agreement" means the Asset Sale Agreement dated 13 November 1997 between SA Rail and ASR.

         "SA Lease" means the Deed of Agreement to Lease and Charge dated 7 November 1997 between the Minister for Transport and Urban Planning of South Australia, SA Rail Pty Ltd and ASR and includes the Memorandum of Lease attached as Schedule 1 between the Minister for Transport and Urban Planning of South Australia and ASR.

         "SA Rail Legislation" means the Non-metropolitan Railways Transfer Act 1997 (SA), the Rail Safety Act 1996 (SA) and the Railways (Operations and Access) Act 1997 (SA) and any other South Australian or Commonwealth legislation affecting or governing railways or their operation in South Australia and includes any code, regulation or order made under any of them.

         "SA Share Sale Agreement" means the Share Sale Agreement dated 28 August 1997 between the Commonwealth of Australia, ASR and Genesee & Wyoming Inc.

         "Sale Agreement" means the "Agreement for Sale of Business" between the Government Parties, the Purchaser, the Network Lessees, the Substitute Sublessee and ARG dated 30 October 2000.

         "Second Amending Deed" means the Second Deed of Amendment and Assignment of Security (ASR Charge) dated on or about the date of this document between BankBoston, the Security Trustee and ASR.

         "Secured Money" includes all debts, monetary liabilities and non-monetary obligations of any Transaction Party to any Financier under the Finance Documents.

________________________________________________________________________________

                                                                             22.

________________________________________________________________________________


         "Securities" means:

         (a) each of the documents referred to in schedule 6; and

         (b) each Collateral Security,

         or any of them, as the context requires.

         "Security Trust Deed" means the Security Trust Deed dated on or about the date of this document between the Borrower, the Agent and the Security Trustee.

         "Security Interest" means a mortgage, charge, pledge, lien, hypothecation or title retention arrangement, a right of set-off or right to withhold payment of a deposit or other money, trust or power, as, or in effect as, security for the payment of a monetary obligation or the observance of any other obligation.

         "Security Trustee" means the Security Trustee or any successor of the Security Trustee appointed under clause 8.19.

         "Security Trustee's Fee" means the Security Trustee fee described in clause 8.20.

         "Security Trust Fund" means:

         (a) the amount held by the Security Trustee under clause 2.1 of the Security Trust Deed; and

         (b) any other property the Security Trustee acquires in its capacity as trustee of the Australian Railroad Group Security Trust, including without limitation:

             (i) the benefits of all rights, powers and obligations given to or conferred on the Security Trustee under the Securities;

             (ii) the benefit of any Security Interest or Guarantee, representation, warranty, undertaking, covenant, or other obligation given, assigned or transferred to the Security Trustee in that capacity, whether under this document or otherwise; and

             (iii) any amount received by the Security Trustee under or from the enforcement of any such Security Interest, Guarantee, representation, warranty, undertaking, covenant or other obligation (other than any amount received by it on its own account), any investment into which any such amount is converted and the proceeds (whether capital or income) of any such investment.

         "Senior Capital Expenditure Facility" has the meaning given in the Subscription Agreement.

         "Senior Banks" means Australia and New Zealand Banking Group Limited ACN 005 357 522 and Bank of America, National Association - Sydney Branch ARBN 064 874 531.

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                                                                             23.

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         "Senior Debt" means all amounts (including damages) that are payable, owing but not payable, or that otherwise remain unpaid by the Borrower to the Agent, the Security Trustee or the Financiers on any account at any time under or in connection with this document or a Finance Document or any transaction that this document or a Finance Document contemplates.

         "Senior Facilities" means each of the:

         (a) Syndicated Senior Facilities; and

         (b) Senior Working Capital Facility.

         "Senior Facilities Fee Letter" means the letter dated the same date as this document between the Senior Banks and the Borrower.

         "Senior Term A Facility" has the meaning given in the Subscription Agreement.

         "Senior Term B Facility" has the meaning given in the Subscription Agreement.

         "Senior Working Capital Facility" means the facility described in a Senior Working Capital Facility Agreement.

         "Senior Working Capital Facility Agreement" means a Senior Working Capital Facility Agreement between a Senior Working Capital Facility Provider and the Borrower.

         "Senior Working Capital Facility Provider" means Australia and New Zealand Banking Group Limited in its capacity as Senior Working Capital Facility Provider and any New Financier in its capacity as provider of a Senior Working Capital Facility.

         "Shareholders' Agreement" means the shareholders' agreement between the Holding Companies and ARG dated on or about the date of this document.

         "Signalling, Train Control and Communications Systems Services Agreement" means the Signalling, Train Control and Communications Systems Services Agreement dated on or about the date of this document between the Network Lessees, the Purchaser and the Commission.

         "State Agreements" means the contracts and agreements specified in Part B of schedule 2.

         "Subordinated Debt" means any loan made or to be made at any time by a Subordinated Lender directly or indirectly to a Transaction Party pursuant to a Subordinated Loan Agreement or any similar document, agreement or arrangement between a Subordinated Lender and that Transaction Party but does not include any inter-company loans made between the Transaction Parties under clause 3.8(c).

         "Subordinated Lender" means each Subordinated Lender listed in Part B of schedule 1 and any other person who provides any loan to a Transaction Party on and subject to the terms of this document relating to Subordinated Debt.

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                                                                             24.

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         "Subordinated Loan Agreement" means any agreement executed or to be executed at any time by a Subordinated Lender, setting out the terms of any loans from each of those parties directly or indirectly to a Transaction Party.

         "Subordinated Payment Obligations" means all amounts (including damages) that are payable, owing but not payable, or that otherwise remain unpaid by a Transaction Party to a Subordinated Lender on any account at any time under or in connection with:

         (a) a Subordinated Loan Agreement;

         (b) any transaction entered into under a Subordinated Loan Agreement;
             or

         (c) any other similar document, agreement or arrangement relating to such payment obligations (for the avoidance of doubt, other than under clause 3.8(c)).

         "Subscription Agreement" means the Subscription Agreement dated on or about the date of this document between the Borrower, the Lenders and the Agent.

         "Substitution Deed" means a document substantially in the form of schedule 4 or such other form acceptable to the Agent, the Security Trustee and the Borrower.

         "Substitution Deed (FB No. 2)" means the Substitution Deed (FB No. 2) dated on or about the date of this document between the Commission, the Substitute Sublessee, First National Bank, Black Swan Leasing No.2 Limited, Hollandische Bank - Unie N.V., State Street Bank and Trust Company of Connecticut, National Association, Kimberley Finance Limited, ABN AMRO Bank N.V., ABN AMRO Bank N.V. - Australian Branch
         (OBU), Jandakot Finance Limited and Western Australian Treasury Corporation.

         "Substitution Deed (PNC No. 2)" means the Substitution Deed (PNC No. 2) dated on or about the date of this document between the Commission, the Substitute Sublessee, PNC Bank, National Association, Black Swan Leasing No. 2 Limited, Hollandische Bank - Unie N.V., State Street Bank and Trust Company of Connecticut, National Association, Kimberley Finance Limited, ABN AMRO Bank N.V., ABN AMRO Bank N.V. - Australian Branch (OBU), Jandakot Finance Limited and Western Australian Treasury Corporation.

         "Sub-Sublease (FB No. 2)" means the Sub-Sublease (FB No. 2) dated on or about the date of this document between the Substitute Sublessee and the Sub-Sublessee.

         "Sub-Sublease (PNC No. 2)" means the Sub-Sublease (PNC No. 2) dated on or about the date of this document between the Substitute Sublessee and the Sub-Sublessee.

         "Sub-Sublessee" means, in that capacity, Australia Western Railroad Pty. Ltd. ACN 094 792 275.

         "Supply" has the meaning given by the GST law.

         "Syndicated Senior Facilities" means:

         (a) the Senior Term A Facility;

         (b) the Senior Term B Facility; and

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                                                                             25.

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         (c) the Senior Capital Expenditure Facility,

         or any of them, as the context requires.

         "Syndicated Senior Facilities Documents" means:

         (a) the Subscription Agreement;

         (b) any Deed Poll;

         (c) any loan note issued under a Deed Poll; and

         (d) any document or agreement that is entered into under any of the above.

         "Tax" means a tax, levy, duty, charge, deduction or withholding, however it is described, that is imposed by a Government Agency, together with any related interest, penalty, fine or other charge.

         "Taxable Supply" means:

         (a) any Supply made by, or on behalf of, the Agent, the Security Trustee or the Financiers in respect of any transaction entered into pursuant to this document or any other Finance Document; or

         (b) any Supply made by or on behalf of the Agent, the Security Trustee or the Financiers in respect of any transaction contemplated by this document or any other Finance Document,

         on which GST is payable.

         "Tax Act" means the Income Tax Assessment Act 1936 and the Income Tax Assessment Act 1997, or either of them, as the context requires.

         "Total Commitment" has the meaning given in the Subscription Agreement.

         "Total Net Assets" means those amounts that are recorded as assets less all current liabilities in the consolidated balance sheet of the Group from time to time under Australian Accounting Standards (other than liabilities under the Finance Documents which become current liabilities) plus the ASR Premium, but excluding any revaluations of the ASR Business as at or after Financial Close.

         "TPA" means the Trade Practices Act 1974 (Cwth).

         "Transaction Documents" means:

         (a) the Finance Documents;

         (b) the Project Documents;

         (c) any other document the Borrower and the Agent agree is to be a Transaction Document;

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                                                                             26.

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         (d) any notice which the Agent may give to the Transaction Parties under clause 3.5; and

         (e) any document or agreement that is entered into under any of the above (including any agreement formed by the acceptance by a Transaction Party (in accordance with clause 3.5) of a notice given by the Agent under clause 3.5) or for the purpose of amending or novating any of the above.

         "Transaction Party" means:

         (a) ARG;

         (b) the Borrower;

         (c) the Purchaser;

         (d) each Network Lessee;

         (e) the Substitute Sublessee;

         (f) WestNet Rail Pty Ltd ACN 094 721 301;

         (g) AWR;

         (h) each member of the ASR Group;

         (i) each New Group Entity;

         (j) each wholly owned subsidiary of any of the parties mentioned in paragraphs (b) to (i) inclusive of this definition (other than an Excluded Subsidiary); and

         "Transfer Order" means the transfer order made by the Minister under section 23 of the Act.

         "Urban Train Maintenance Agreement" means the Urban Train Maintenance Agreement which by virtue of the Transfer Order will take effect at Completion between the Commission and the Purchaser.

         "US Leases" means:

         (a) the Lease Agreement (PNC No. 2) dated 1 December 1998 between State Street Bank and Trust Company of Connecticut, National Association and Black Swan Leasing No.2 Limited; and

         (b) the Lease Agreement (FB No. 2) dated 1 December 1998 between State Street Bank and Trust Company of Connecticut, National Association and Black Swan Leasing No.2 Limited.

         "US Subleases" means:

         (a) the Sublease (PNC No. 2) dated 1 December 1998 between Black Swan Leasing No.2 Limited and the Commission (as assigned to the Substitute Sublessee as at Completion); and

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                                                                             27.

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         (b) the Sublease (FB No. 2) dated 1 December 1998 between Black Swan
             Leasing No. 2 Limited and the Commission (as assigned to the Substitute Sublessee as at Completion).

         "WA Rail Legislation" includes the Act, the Rail Safety Act 1998 (WA), The Railways (Access) Act 1998 (WA), the Government Railways Act 1904
         (WA) and any other Western Australian or Commonwealth legislation affecting or governing railways or their operation in Western Australia and includes any code (including the Railways (Access) Code 2000 of WA), regulation or order made under any of them.

         "Westrail Company" means each of:

         (a) Westrail Freight Employment Pty Ltd ACN 087 891 601;

         (b) Westrail Freight Pty Ltd ACN 087 734 094;

         (c) Westrail Freight Services Pty Ltd ACN 087 734 101; and

         (d) Westrail Logistics Pty Ltd ACN 087 647 916.

         "Westrail Freight" means the rail freight business of the Commission.

     1.2 Rules for interpreting this document

         Headings are for convenience only, and do not affect interpretation. The following rules also apply in interpreting this document, except where the context makes it clear that a rule is not intended to apply.

         (a) A reference to:

             (i) legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

             (ii) a document or agreement, or a provision of a document or agreement, is to that document, agreement or provision as amended, supplemented, replaced or novated;

             (iii) a party to this document or to any other document or agreement includes a permitted substitute or a permitted assign of that party;

             (iv) a person includes any type of entity or body of persons, whether or not it is incorporated or has a separate legal identity, and any executor, administrator or successor in law of the person; and

             (v) anything (including a right, obligation or concept) includes each part of it.

         (b) A singular word includes the plural, and vice versa.

         (c) A word which suggests one gender includes the other genders.

         (d) If a word is defined, another part of speech has a corresponding meaning.
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                                                                             28.

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     (e)  If an example is given of anything (including a right, obligation or concept), such as by saying it includes something else, the example does not limit the scope of that thing.

     (f) The word "agreement" includes an undertaking or other binding arrangement or understanding, whether or not in writing.

     (g) The words "subsidiary", and "related body corporate" have the same meanings as in the Corporations Law.

     (h) The words "wholly owned subsidiary" and "holding company" have the same meanings as in the Corporations Law.

     (i) An Event of Default "subsists" until it has been remedied or waived in writing by the Agent (acting on the instructions of the Majority Financiers).

     (j) A reference to an "asset" includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset.

     (k) A reference to a body, other than a party to this document (including, without limitation, an institute, association or authority), whether statutory or not:

          (i)  which ceases to exist; or

          (ii) whose powers or functions are transferred to another body, is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

1.3  Business Days

     If the day on or by which a person must do something under this document is not a Business Day:

     (a) if it involves a payment (other than a payment which is due on demand), the person must do it on the next Business Day unless the next Business Day falls in the following month, in which case the payment must be made on the previous Business Day; and

     (b)  in any other case, the person must do it on or by the next Business
          Day.

1.4  This document to prevail except for Interest Rate Hedging Agreements

     (a) In the event of any inconsistency between the rights and obligations of the parties under this document and the rights and obligations of the parties under any other Finance Document (other than the Interest Rate Hedging Agreements), this document prevails to the extent of the inconsistency.

     (b) Where there is inconsistency between the rights and obligations of the parties under this document and the rights and obligations of the parties under the

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                                                                             29.

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          Interest Rate Hedging Agreements, or this document purports to cover the matters as are purported to be covered by the Interest Rate Hedging Agreements, the Interest Rate Hedging Agreements prevail.

1.5  Accounting Terms

     Any accounting terms used in this document which have not been specifically defined will be construed in accordance with Australian Accounting Standards.

2.   REPRESENTATIONS AND WARRANTIES

2.1  General representations and warranties

     The parties noted below each represents and warrants to the Agent, the Security Trustee and each Financier in respect of the statements noted against its name that those statements are true and correct subject to any matters disclosed in writing by the Borrower to the Agent and consented to in writing by the Agent and, in relation to the Sponsors, each Sponsor makes the statements noted below in respect of itself only:

     .    ARG - paragraph (i)(i);

     .    each Transaction Party other than a New Group Entity - paragraphs
          (f)(i) and (ii), (g), (n), (x), (aa), (bb) and (gg);

     .    Genesee & Wyoming Inc - paragraph (f)(iii);

     .    each Transaction Party other than ARG - paragraphs (i)(ii) and (q);

     .    the Substitute Sublessee and the Purchaser - paragraph (hh); and

     .    each Sponsor - paragraphs (a), (b), (c), (d)(i), (e),(f)(iv) and (dd),

     and, subject to the above, each Transaction Party represents and warrants to the Agent, the Security Trustee and each Financier in respect of itself at Financial Close that:

     (a) (incorporation): it is duly constituted and established and is validly existing under the laws of its place of incorporation.

     (b) (power and authority): it has full power and authority to carry on its business and own its assets as it is now being conducted and as contemplated in respect of the Project and to enter into and perform the Transaction Documents to which it is a party.

     (c) (transaction permitted): the entry into and performance of its obligations under the Transaction Documents to which it is a party do not and will not violate, breach, or result in a contravention of:

          (i)  any law, regulation or Authorisation;

          (ii) the relevant party's constitution, by-laws, charter or other constituent documents; or

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                                                                             30.

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          (iii) any Security Interest or other document which is binding upon the relevant party or on any of its assets,

          where any such violation, breach or contravention would have a Material Adverse Effect.

     (d)  (Authorisations):

          (i) all necessary Authorisations (including all corporate authorisations as to execution, delivery and performance) required by it to enter into, and to perform its obligations under the Transaction Documents to which it is a party have been obtained and are in full force and effect; and

          (ii) all necessary Authorisations required by it to conduct the Business have been obtained and are in full force and effect.

     (e) (binding obligations): the Transaction Documents to which it is a party constitute its legal, valid and binding obligations and are enforceable against it in accordance with their terms subject to stamping and registration and laws affecting creditors' rights generally.

     (f)  (disclosure): as at Financial Close:

          (i) all information (excluding forecasts and projections) provided by it or by any affiliate or adviser (acting in good faith) on its behalf (other than the Due Diligence Reports) to the Beneficiaries (other than information provided by or on behalf of the Government Parties on or before Financial Close to a Transaction Party and made available to a Beneficiary) is, to the best of its knowledge, true, accurate and complete in all material respects and not misleading (whether by omission or otherwise) in any material respect; and

          (ii) forecasts and projections provided by it or by any affiliate or adviser (acting in good faith) on its behalf (other than the Due Diligence Reports) to the Beneficiaries (other than any provided by or on behalf of the Government Parties on or before Financial Close to a Transaction Party and made available to a Beneficiary) in connection with the Finance Documents have, to the best of its knowledge, been prepared in good faith and with due care and diligence and are based on assumptions which the Borrower considers to be reasonable having regard to all relevant facts and circumstances;

          (iii) with respect to the ASR Business:

               (A) the most recently prepared Accounts and any other financial statements and reports that have been provided in connection with the ASR Group have been prepared in accordance with the laws of Australia and (unless inconsistent with those laws) Australian Accounting Standards;

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                                                                             31.

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               (B)  the Accounts that it has provided give a true and fair view of the financial condition of the ASR Group as at the date to which they are made up and of the results of operations of the ASR Group for the period that they cover;

               (C) except as disclosed to the Beneficiaries, there has been no material change for that period since the date of preparation of the most recent Accounts to the date of Financial Close;

               (D) except for matters disclosed in the Finlayson's Due Diligence Report, there are no known actual or threatened claims or liabilities which would have a Material Adverse Effect; and

               (E) all material details of the ASR Material Contracts were provided to Finlaysons for the purposes of the preparation of their Due Diligence Report; and

          (iv) all information provided by it to the Senior Banks at their request in connection with the preparation of a debt memorandum for the purpose of syndication of the Syndicated Senior Facilities (other than information which it is the responsibility of the Borrower to provide under clause 3.1(s) in connection with the Business) is, to the best of its knowledge, true, accurate and complete in all material respects and not misleading (whether by omission) or otherwise in any material respect.

     (g) (no knowing failure to disclose): as at Financial Close, there is no information of which it is aware which has not been disclosed to the Beneficiaries and which if disclosed might reasonably be expected to affect in any adverse and material manner the decision of a Lender to provide finance under the Finance Documents.

     (h) (priority): its obligations under each Finance Document to which it is a party rank ahead of all other payment obligations other than those mandatorily preferred by law or Permitted Security Interests.

     (i)  (special purpose entity):

          (i) it is a special purpose holding company which beneficially owns and controls, among other subsidiaries, the Transaction Parties and has not incurred any liabilities or entered into any other agreement or business other than as permitted by the Transaction Documents; and

          (ii) it is a special purpose entity, established for the sole purpose of the Business and undertaking the obligations in the Transaction Documents to which it is a party and has not incurred any liabilities or entered into any other agreement or business other than in relation to the Business and under and as permitted by the Transaction Documents to which it is a party (and the agreements and transactions contemplated thereunder).

     (j)  (not a trustee): it is not a trustee of any trust or settlement.

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                                                                             32.

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          (k)  (commercial benefit): it has entered into the Finance Documents to which it is a party for its commercial benefit and in its commercial interest.

          (l) (no contravention): the entering into and performance of the Finance Documents to which it is a party do not contravene Chapter 2E or section 260A-E of the Corporations Law.

          (m) (insolvency event): no Insolvency Event has occurred and is subsisting in relation to it.

          (n) (copies of Project Documents): the copies of the Project Documents delivered to the Agent are accurate and complete in all respects.

          (o)  (insurances):

               (i)   each Insurance Policy is in full force and effect;

               (ii) it has not made any material misstatement or misrepresentations or omitted to disclose any material facts to the insurers or their agents in relation to any Insurance Policy; and

               (iii) it is not aware of any reason giving rise to any right or likelihood that an Insurance Policy may be terminated or that any insurers will refuse to pay any claim under an Insurance Policy when made.

          (p) (compliance with laws): it has complied with all laws binding on it or its assets and the Business and has complied with all applicable laws (including WA Rail Legislation, SA Rail Legislation and Environmental Law) where to fail to do so would have a Material Adverse Effect, except as disclosed in the Due Diligence Reports.

          (q) (no partnerships): it is not a partner in a partnership nor a party to any joint venture or profit sharing arrangements.

          (r) (no litigation): no litigation, arbitration, dispute or administrative proceedings have been commenced or are pending against it that are likely to have a Material Adverse Effect.

          (s) (default): no Event of Default, Potential Event of Default, Breach or Relevant Event has occurred or is continuing except for any Event of Default, Potential Event of Default, Breach or Relevant Event notified in writing to the Agent and which has been waived in writing by the Agent.

          (t) (immunity): it does not, nor do its assets, enjoy immunity from any suit or execution.

          (u) (taxes): it has complied with all laws relating to tax in all applicable jurisdictions where to fail to do so would have a Material Adverse Effect.

          (v) (no Encumbrances): none of its assets is subject to an Encumbrance which is not a Permitted Security Interest.

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                                                                             33.

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          (w)  (legal and beneficial owner): it is, or in respect of the assets of Westrail Freight it will be at Financial Close, the legal and beneficial owner of the property described in the Security given by it.

          (x)  (shareholdings): as at Financial Close:

               (i) all of the issued shares in ARG are fully paid and are held by the Holding Companies, which are wholly-owned subsidiaries of the Sponsors; and

               (ii) ARG legally and beneficially holds all of the issued shares in the Borrower, ASR, Viper Line Pty Limited ACN 092 437 691, Australia Northern Railroad Pty Ltd ACN 092 437 593, GWA Holdings Pty Ltd ACN 095 319 672 and AWR and holds all of the issued shares in each of the other Transaction Parties through a wholly owned subsidiary of ARG, all of which shares are fully paid; and

               (iii) AWR will become the beneficial owner of all of the issued shares in Westrail Freight Employment Pty Ltd ACN 087 891 601 and will, through a wholly owned subsidiary of AWR become the holder of all of the issued shares in the other Westrail Companies, all of which shares are fully paid.

          (y) (corporate structure): the corporate structure and the equity and subordinated debt arrangements between the Transaction Parties and the Sponsors have not changed (other than as consented to by the Agent or as otherwise contemplated by the Finance Documents) since Financial Close.

          (z) (Subsidiaries): except as disclosed to the Agent, it does not have any subsidiaries or controlled entities (as defined in the Corporations Law) other than the other Transaction Parties and, in the case of ARG only, the Excluded Subsidiaries.

          (aa) (Project Documents): as at Financial Close:

               (i) the Project Documents represent all of the current agreements and arrangements relating to the acquisition, leasing and operation of the Business;

               (ii) the Project Documents taken as a whole are sufficient to enable the Transaction Parties to carry on in all material respects the same rail freight business which was carried on by the Commission prior to Financial Close;

               (iii) to the best of its knowledge and belief, no event of default (however described) has occurred which is subsisting under any of the Project Documents except as disclosed in the Due Diligence Reports; and

               (iv) to the best of its knowledge and belief none of the
                    Government Parties is in breach of any of its warranties or obligations under the Project Documents which has not been disclosed to the Agent.

--------------------------------------------------------------------------------
                                                                             34.

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     (bb) (Material Contracts): except as disclosed in the Due Diligence
          Reports:

          (i) the Material Contracts are in full force and effect and no party thereto which is a member of the Group, or, to the best of its knowledge and belief, no party thereto which is other than a member of the Group, has committed any breach of any of its obligations thereunder which would have a Material Adverse Effect; and

          (ii) there has been no termination, novation or replacement of, or amendment to any of the terms of, any of the Material Contracts which would have a Material Adverse Effect without the Agent's prior written consent.

     (cc) (access): all arrangements entered into by, or binding after Financial Close on, the Network Lessees for access to the Corridor Land (including arrangements with the Purchaser) comply in all material respects with the Railways (Access) Code 2000 (WA).

     (dd) (Initial ASR Value): the Initial ASR Value has been determined on an arm's length basis solely by reference to the ASR Business, and there are no other arrangements between the Sponsors that have affected, or would affect, the determination of the Initial ASR Value that have not been disclosed to the Agent.

     (ee) (Accounts): its most recent audited Accounts give a true and fair view of its financial position as at the date of the Accounts and the Accounts have been prepared in accordance with the Corporations Law and Australian Accounting Standards.

     (ff) (No material change): there has been no change in its financial position since the date of its most recent Accounts which would have a Material Adverse Effect (other than as notified to the Agent).

     (gg) (Assets): as at Financial Close, to the best of its knowledge, each Westrail Company has nominal assets only.

     (hh) (leased Equipment): the Substitute Sublessee has received from the Commission, and the Purchaser has received from the Substitute Sublessee, the relevant maintenance standards and repair programs to be applied for the purpose of section 7(a) of the US Leases and section 2.3(a) of the US Subleases, and the Purchaser is able to maintain the Equipment so as to comply with those standards and programs.

     Any references to the "parties" in this clause 2.1 does not include the Financiers.

2.2  Forecasts and Projections

     Each Beneficiary acknowledges that without limiting clause 2.1(f)(i) and
     (ii):

     (a) forecasts or projections provided by a Transaction Party or by any affiliate or adviser (other than the Due Diligence Reports) (acting in good faith) on its behalf, and the statements regarding them, are only expectations as to future events and

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                                                                             35.

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          are not representations and warranties as to fact or that those forecasts or projections will prove to be true or accurate; and

     (b) no representation or warranty is made that any forecast or projection (including in the Base Case Financial Model) will be achieved.

2.3  Repetition of Representations and Warranties

     Each of the representations and warranties in clause 2.1 survives execution and, other than those in paragraphs (f), (g) (x), (aa) and (gg) and, in the case of the Westrail Companies (following their accession to this document under clause 3.12), paragraphs (i) (ii), (w), (cc), (dd) and (hh), will be repeated on each Drawdown Date and each Quarterly Date, with respect to the facts and circumstances then subsisting.

2.4  Reliance on representations and warranties

     The Borrower and each Mortgagor acknowledges that the Financiers have agreed or will agree to provide advances and accommodation to the Borrower in reliance on the representations and warranties made by it in this clause.

3.   UNDERTAKINGS

3.1  Undertakings relating to reporting of information

     The Borrower undertakes to deliver to the Agent, with a number of copies as reasonably requested by the Agent:

     (a) (reports and accounts): as soon as practicable, but in any event no later than:

          (i) 90 days after the end of each relevant financial year, the audited consolidated Financial Report for the Group as at the end of that financial year and a reconciliation of that Financial Report with the Ratio Certificate given under clause 3.4(d) for the Quarterly Date at the end of that financial year;

          (ii) 60 days after the end of each half of each financial year, the unaudited balance sheet and profit and loss account for the Group in respect of that half year and a reconciliation of that unaudited balance sheet and profit and loss account with the Ratio Certificate given under clause 3.4(d) for the Quarterly Date at the end of that half year; and

          (iii) at the time each Ratio Certificate is delivered under clause 3.4(d), a cash flow statement for the Business for the period covered by the relevant Ratio Certificate.

     (b) (budget and business plan): as soon as practicable, but in any event no later than 1 Business Day before the start of each financial year, a copy of the Business Plan and Budget for that financial year and any revised or supplementary Budget promptly after it has been approved by the board of directors of ARG. The Agent acknowledges having received the Business Plan and Budget for the 2000/2001 financial year.

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     (c)  (Capital Expenditure Plan): as soon as practicable, but in any event no later than 1 Business Day before 1 January and 1 July in each year, the Capital Expenditure Plan for the 12 month period following that 1 January or 1 July, as the case may be, and a reconciliation between actual capital expenditure against the Capital Expenditure Plan last provided (or required to be provided).

     (d) (Project Document information): copies of any reports, plans or statements which it is required under the Project Documents to deliver to any of the Government Parties promptly after such delivery and the response of the relevant Government Party thereto and copies of any notices received from any of the Government Parties under the Project Documents promptly after such receipt.

     (e) (litigation): promptly, details of any litigation, arbitration, dispute, native title claim or administrative proceedings in excess of $2 million other than claims relating to workers' compensation.

     (f) (ratio calculations): each Ratio Certificate within the period specified in clause 3.4(d).

     (g) (default): notification of any Event of Default, Potential Event of Default, Breach or Relevant Event immediately after it becomes aware of it together with full details of the remedial action being taken or proposed.

     (h) (material documents): prompt notification of any proposed or actual termination, revocation, recision, suspension, cancellation or breach of any Project Document (including copies of material notices thereunder) and which relates to matters which would have a Material Adverse Effect.

     (i) (other information): promptly, such other information as the Agent may reasonably request about it, the other Transaction Parties and the Project.

     (j) (changes in interests): prompt notification of any material changes in the shareholdings or interest in it and the other Transaction Parties.

     (k) (Regulatory Event): prompt notification of a Regulatory Event and will give the Agent (on behalf of the Financiers) a reasonable opportunity to assess, take advice (from consultants and advisers including to seek instructions from the Financiers), comment and participate in action in connection therewith.

     (l) (disputes): promptly, details of any disputes with any of the Government Parties in connection with any of the Project Documents.

     (m) (insurance claims): promptly, details of any insurance claim in excess of $15 million.

     (n) (unreasonable interference): promptly, details of any event which constitutes an unreasonable interference (as defined in the Lease Agreements) with the Business.

     (o) (replacement contracts): promptly, details of any replacement Material Contract entered into by a Transaction Party.

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                                                                             37.

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     (p)  (access regime): details of:

          (i)   the coming into effect of the Access Legislation;

          (ii)  any subsequent certification of the Access Legislation under
                Part IIIA of the TPA;

          (iii) any application by a third party seeking access to Leased Railway Infrastructure for a declaration under Part IIIA of the TPA; and

          (iv) all material written communications with the National Competition Council and the Australian Competition and Consumer Commission concerning access including, without limitation, certification of, or rejection of any application for certification of, the Access Legislation.

     (q) (Excluded Subsidiaries): details of the name and ACN of each Excluded Subsidiary promptly after that Excluded Subsidiary has been established or acquired by ARG or by an Excluded Subsidiary together with evidence reasonably acceptable to the Agent that the Excluded Subsidiary meets the requirements set out in the definition of "Excluded Subsidiary".

     (r)  (Cross Border Lease Operating Agreements): promptly, copies of:

          (i) any notices or reports received by the Purchaser under clause 6 of the Cross Border Lease Operating Agreements;

          (ii) any demand respectively given or received by the Substitute Sublessee under clause 8 or 17 of the Cross Border Lease Operating Agreements, as the case may be;

          (iii) any notices provided by the Substitute Sublessee to the Commission under clause 10.1 of the Cross Border Lease Operating Agreements;

          any notice or information provided by the Substitute Sublessee to the Minister under clause 10.2 of the Cross Border Lease Operating Agreements.

     (s) (debt information memorandum): promptly, all necessary information in relation to the Business and other information and assistance reasonably required by the Senior Banks for preparation of a debt information memorandum in relation to the Senior Facilities.

3.2  Undertakings relating to Corporate Existence and the Business

     Each Transaction Party undertakes to the Agent, the Security Trustee and each Financier to:

     (a)  (existence): maintain its corporate existence and its good standing.

     (b)  (taxes): pay all taxes when due other than contested taxes.

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                                                                             38.

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     (c)  (approved auditor): retain the services of a major international accounting firm to audit the financial statements of the Transaction Parties.

     (d) (Project Accounts): open and maintain the Project Accounts and comply with rules and procedures governing the Project Accounts.

     (e) (authorised investment): comply with investment guidelines established for Project Account credit balances.

     (f)  (new contracts):

          (i) subject to subparagraph (iii), use reasonable endeavours to ensure that each document or agreement entered into by any Transaction Party after Financial Close which is material to the Business as a whole and which is likely to be operative for a period in excess of 12 months, does not include provisions which:

                (A) prevent the granting of a Security Interest in that document or agreement whether with or without the consent of the other party to the contract or agreement; and

                (B) permit the other party to the agreement to terminate it or suspend its obligations under it by reason only of the enforcement in any way of the Security;

          (ii) subject to subparagraph (iii), notify the other party to each agreement referred to in subparagraph (i) (other than a Transaction Party) that:

                (A)  the agreement is subject to the Security; and

                (B) the Lenders desire to be informed of any breach or omission which would entitle the other party to terminate it and to be given the opportunity to remedy that breach or omission within 14 days of the date of receipt of the notice of such breach or omission before such entitlement is exercised.

          (iii) Subparagraphs (i) and (ii) only apply to a revenue contract which updates or replaces an existing revenue contract if the aggregate projected revenue for that contract exceeds $10 million per annum.

          (iv) For the avoidance of doubt, the use of reasonable endeavours under subparagraph (i) does not require a Transaction Party to accept less favourable commercial terms in order to secure the contractual position contemplated by sub-subparagraphs (A) and
                (B) of that subparagraph.

     (g) (new parties): procure that any New Group Entity shall accede to this document by signing and delivering to the Agent an accession deed, substantially in the form set out in schedule 7, completed and signed by the Borrower (for itself and on behalf of the Sponsors, the Mortgagors and the Subordinated Lenders) and by that New Group Entity and procure that the New Group Entity shall become bound by the other Finance Documents, in each case, as if originally a Transaction Party.

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                                                                             39.

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     (h)  (titles): deliver originals of all real property title documents and leases to the Security Trustee as soon as they are received from any Government Party.

     (i) (proper accounts): keep proper books of account which give a true and fair view of its financial condition and state of affairs and ensure that:

          (i)   the Financial Reports furnished by it under clause 3.1(a)(i);
                and

          (ii) the balance sheet and profit and loss account furnished under clause 3.1(a)(ii); and

          (iii) the cashflow statement furnished under clause 3.1(a)(iii),

          are prepared in accordance with the requirements of Chapter 2M of the Corporations Law and Australian Accounting Standards (to the extent each of these is applicable).

3.3  Negative Undertakings

     Each Transaction Party undertakes to the Agent, the Security Trustee and each Financier that it will not:

     (a) (financial indebtedness): incur Financial Indebtedness other than Permitted Indebtedness.

     (b)  (contracts):

          (i) make any material amendments to or waive any material rights under any existing Project Documents; or

          (ii) make any material amendments to or waive any material rights under any Material Contract where to do so would have a Material Adverse Effect; or

          (iii) terminate or suspend any Project Document or Material Contract (except where, in the case of termination, that Material Contract has been replaced by a materially similar contract); or

          (iv)  terminate the Shareholders' Agreement,

          or agree to any such amendment, waiver, termination or suspension without the consent of the Agent, not to be unreasonably withheld.

     (c)  (no Encumbrance):

          (i) in the case of each Transaction Party other than a Westrail Company, create or permit to exist or agree to any Encumbrance over any of its property or assets other than a Permitted Security Interest or assign any of its rights under any Project Document other than to the Security Trustee; and

          (ii) in the case of a Westrail Company, it will not create or permit to exist or agree to any Encumbrance over any of its property or assets other than, in

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                                                                             40.

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                    respect of Westrail Freight Employment Pty Ltd ACN 087 891
                    601 only, a Permitted Security Interest of the type described in paragraphs (a), (c), (d) and (e) of the definition of "Permitted Security Interest".

     (d) (subsidiaries): acquire (by purchase, subscription or other means), any shares in any subsidiary (other than an Excluded Subsidiary), without the prior consent of the Agent.

     (e) (mergers, reconstructions, etc): undertake any mergers, demergers, amalgamations or reconstructions (unless the objective is to distribute excess cash which cannot otherwise be distributed or it is a voluntary solvent amalgamation, reconstruction, reorganisation, merger or consolidation) where to do so would result in a Material Adverse Effect.

     (f)  (no abandonment): abandon the Business (or a material part of it).

     (g) (share capital): purchase, cancel or redeem any of its share capital or make shareholder loans except to the extent it is permitted by this document or is available as a Permitted Payment or issue any share capital if to do so may adversely affect any Security held by the Security Trustee over the remaining shares in the relevant Transaction Party.

     (h) (no distribution): pay any Permitted Payment other than as permitted by clause 3.10(a) of this document.

     (i) (disposals): dispose of, transfer, assign or deal in a similar way with, any asset, other than in the ordinary course of operating the Business for market value and on arms' length or better terms, or where the asset is to be replaced with a comparable asset or where an asset is surplus to its requirements and provided that the disposal, transfer, assignment or dealing is not to or for the benefit of any of the Westrail Companies.

     (j) (constituent documents): amend or vary its constituent documents in any respect without, in relation to those changes which, in the Agent's opinion, are material, the consent of the Agent.

     (k) (no partnership or joint venture): enter into any profit sharing arrangements, partnership or joint venture other than with New Group Entities but not the Westrail Companies, (or, in the case of ARG only, with Excluded Subsidiaries) except with the prior consent of the Agent in each case not to be unreasonably withheld.

     (l) (Excluded Subsidiary): create or purport or attempt to create or suffer to subsist any Security Interest in respect of the Mortgaged Property in favour of or on behalf of any Excluded Subsidiary ranking in priority to, equally with or after the Security.

     (m)  (restrictions on dealings):

          (i) provide or agree to provide any financial accommodation (including, but not limited to, by advance of money) to any person (including any

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                                                                             41.

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                    Excluded Subsidiary) other than to a Transaction Party which is not a Westrail Company as permitted by, and in accordance with, the Finance Documents;

          (ii) permit a debt which is due and payable to a Transaction Party by any Related Corporation or any other person with whom it or any of its Related Corporations is associated in any way to remain unpaid;

          (iii) purchase any asset from any of its Related Corporations or associates (other than the Transaction Parties) except on terms that are arms length and in the ordinary course of business;

          (iv) it will not otherwise deal in any way with any person (including but not limited to its Related Corporations or associates) except:

                    (A) at arms length or better terms in the ordinary course of business; or

                    (B)  as expressly permitted under the Finance Documents; or

                    (C) under the Project Documents in accordance with their terms as at Financial Close,

          and, upon becoming a party to this document, each of the Westrail Companies undertakes to the Agent, the Security Trustee and each Financier that it will not do any of the things referred to in paragraphs (i) to (iv) inclusive, ignoring, for the purpose of this undertaking, the exceptions to the restrictions contained in paragraphs (i), (iii) and (iv)(A) and (C).

     (n) (restrictions on management and other fees): pay or agree to pay, without the consent of the Agent, acting reasonably, any management fees or consultancy fees or other like payments (including, but not limited to, by way of reimbursement for disbursements or other costs, but excluding by way of reimbursement for costs in the nature of Operating Costs paid by a Related Corporation rather than by withdrawal from the Proceeds Accounts) to any Related Corporations or any other person with whom it or any of its Related Corporations is associated in any way other than fees on terms approved by the Agent or fees or other like payments payable from moneys available for Permitted Payments.

     (o) (US cross border leases): without the prior written consent of the Agent, exercise any Right, option or election under the Cross Border Lease Transaction Documents or the Cross Border Lease Substitution Documents including, without limitation, to terminate the lease of an Item of Equipment following an Event of Loss in relation to that Item of Equipment if such exercise would or is reasonably likely to result in an obligation to make a payment of moneys under any of those documents or result in a termination of those documents other than where a failure to make a payment would result in a default under those documents.

3.4  Financial Undertakings

     The Borrower undertakes to the Agent, the Security Trustee and each
Financier:

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                                                                             42.

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     (a)  (Gearing Ratio): to ensure that the aggregate:

          (i) amount of the Commitments of the Lenders under the Senior Term A Facility and the Senior Term B Facility and all other debt ranking pari passu with those facilities (other than the Senior Capital Expenditure Facility and the Senior Working Capital Facility) will not exceed 70% of the Adjusted Acquisition Cost on Financial Close. For the avoidance of doubt, the making of the GST Advance will not be treated as a drawing under the Senior Capital Expenditure Facility for the purpose of calculating the gearing ratio in this subparagraph; and

          (ii) of the amounts drawn under the Senior Facilities and all other debt ranking pari passu with the Senior Facilities will not exceed 70% of Total Net Assets at all times after Financial Close.

     (b) (Interest Rate Hedging Policy): to comply at all times with the Interest Rate Hedging Policy and not materially to amend the Interest Rate Hedging Policy without the consent of the Agent acting on the instructions of the Majority Financiers (which consent must not be unreasonably withheld).

     (c) (Subordinated Debt Ratio): to ensure that at all times while any Senior Debt is outstanding, the ratio (expressed as a percentage) of:

          (i)       the aggregate amount of:

                    (A) the Senior Facilities (including amounts drawn under the Senior Capital Expenditure Facility and the Senior Working Capital Facility) and all other debt ranking pari passu with the Senior Facilities; and

                    (B)  Subordinated Debt provided by third parties,

          to

          (ii)      Total Net Assets,

          must not exceed 80% without the Agent's prior written consent.

     (d) (Ratio Certificate) to deliver to the Agent within 20 Business Days after each Quarterly Date (commencing with the Quarterly Date of 30 June 2001) a certificate ("Ratio Certificate") signed by an Authorised Officer of the Borrower which sets out the ICR:

          (i) in the case of the Ratio Certificates to be given for the 30 June 2001 and 30 September 2001 Quarterly Dates, for the period from Financial Close to 30 June 2001 and 30 September 2001 respectively; and

          (iii) in the case of the Ratio Certificates to be given for each subsequent Quarterly Date, for the period of 12 months preceding the relevant Quarterly Date,

          and which:

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                                                                             43.

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          (iv)      includes in reasonable detail the computations and financial and other information reasonably necessary to establish the ICR and to show how it is calculated;

          (v) states that the Borrower is in compliance with the Interest Rate Hedging Policy and clause 3.4(a) (Gearing Ratio);

          (vi) states that no Event of Default or Potential Event of Default has occurred and still subsists (except as notified to the Agent); and

          (vii)     attaches the cash flow statement referred to in clause 3.1
                    (a)(i) referable to that Quarterly Date.

     (e) (Refinancing Debt) to ensure that all Refinancing Debt will be on terms that:

          (i) where all or part of any single Senior Facility is being refinanced, the principal amount of the new facility does not exceed the principal amount of the relevant Senior Facility being refinanced;

          (ii) where part of the Senior Facilities only is being refinanced other than on its normal maturity date, the terms of the Refinancing Debt are not materially more onerous (in the Agent's opinion, acting reasonably) overall than the provisions of the Senior Facilities, except as consented to by the Agent;

          (iii) where all of a Senior Facility is being refinanced on its normal maturity date, the Borrower will use reasonable endeavours to ensure that the terms of the Refinancing Debt are not materially more onerous overall than the provisions of the relevant Senior Facility; and

          (iv)      the undertaking in clause 3.4(a) is not breached.

          For the avoidance of doubt, if, despite the use of reasonable endeavours in accordance with subparagraph (iii), the Borrower is able to obtain Refinancing Debt only on terms which are materially more onerous overall than the provisions of the Senior Facility being refinanced, then the Borrower may refinance on those more onerous terms.

3.5  Additional Undertakings

     (a) Each of the Transaction Parties acknowledges that on or before Financial Close the Agent may by written notice specify further obligations which the Transaction Parties are to perform in relation to any transaction that a Finance Document contemplates and may specify the manner in which the Transaction Parties may agree to be bound to perform those obligations.

     (b) Each of the Transaction Parties may provide their acknowledgement to be bound to perform the additional obligations referred to in paragraph (a) only in the manner specified by the Agent and in no other manner.

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                                                                             44.

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3.6  Undertakings relating to insurance

     The Borrower undertakes to the Agent, the Security Trustee and each Financier as follows:

     (a)  (insurance)

          (i) Subject to sub-paragraphs (ii) and (iii), it will take out and maintain such insurance cover in respect of its assets and operations as would be taken out by a prudent person engaged in a business of the same nature as the Business (a "Prudent Operator").

          (ii) It will take out and maintain the Insurance Policies for an amount of insurance which is not less than the amount of insurance specified in schedule 3 for each Insurance Policy and on the terms specified in schedule 3, and the Financiers and the Agent and the Security Trustee acknowledge and agree that as at Financial Close the Insurance Policies satisfy the requirements of subparagraph (i).

          (iii) The Borrower may request a change in the insurance cover from that specified in schedule 3, by providing to the Security Trustee its request together with a report from a reputable insurance broker approved by the Agent (such approval not to be unreasonably withheld) stating that a Prudent Operator would not take out or maintain insurance against a risk covered by an Insurance Policy (or would do so at a lower level than specified in schedule 3), in support of the request. The Security Trustee will not unreasonably withhold its consent to the requested change in cover.

     (b) (Agent's Interest) It must take out and maintain the insurance cover referred to in paragraph (a) with a reputable insurance company approved by the Agent (such approval not to be unreasonably withheld) and in the joint names of the relevant Transaction Party and the Agent.

     (c) (Certificates of Currency) It must give to the Agent, within 5 Business Days of receiving it, a copy of the certificate of currency for each policy of insurance effected by it under paragraph (a).

     (d) (no prejudicial action) It will not do, permit, or omit to do, anything which may prejudice any policy of insurance in a material respect.

3.7  Undertakings relating to Lock-Up and Mandatory Prepayment

     The Borrower undertakes to the Agent, the Security Trustee and each Financier as follows:

     (a) (Mandatory Prepayment) If the ICR is less than the Lock-Up ICR on 2 consecutive Quarterly Dates, then all accumulated Available Cash will be used to prepay principal outstanding first under the Senior Term B Facility, then under the Senior Capital Expenditure Facility and then under the Senior Term A Facility.

     (b) (Release from Lock-Up) If ICR is less than the Lock-Up ICR on 2 consecutive Quarterly Dates and clause 3.7(a) has been complied with, and the ICR is greater

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                                                                             45.

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          than the Lock-Up ICR on the next 2 consecutive Quarterly Dates then, until paragraph 3.7(a) applies again, any accumulated Available Cash may be distributed under clause 3.10 subject to that clause.

3.8  Undertakings relating to Proceeds Account

     (a)  (Proceeds Account)

          Each of the Borrower, ARG, AWR and ASR undertakes to each of the Agent, the Security Trustee and each Financier that before Financial Close ARG, AWR and ASR will, and the Borrower will procure that ARG, AWR and ASR will, establish in the name of the relevant party set out below an Australian dollar account with the Account Bank styled:

          (i)   for the account in the name of ARG, the "ARG Proceeds Account";

          (ii)  for the account in the name of AWR, the "AWR Proceeds Account";
                and

          (iii) for the account in the name of ASR, the "ASR Proceeds Account",

          on terms that:

          (iv) subject to subparagraph (v), an Authorised Officer of each of the holder of the account and the Borrower may authorise all withdrawals or transfers from that Proceeds Account in accordance with this document; and

          (v) at any time while an Event of Default subsists the Agent may take exclusive control of the operation of that Proceeds Accounts by notice to the Account Bank, the Borrower, ARG, AWR and ASR and each of the Borrower, ARG, AWR and ASR (as applicable) must facilitate the control by the Agent of the relevant Proceeds Accounts with the Account Bank and provide the necessary authorisations to the Account Bank.

     (b) (Payments into Proceeds Account) Each Transaction Party undertakes to the Agent, the Security Trustee and each Financier that it will ensure that all revenue and other amounts it receives in relation to the Business or under the Transaction Documents or in connection with the ASD Project (except amounts applied directly in reduction of the Secured Money) will be paid directly into a Proceeds Account including:

          (i)   interest on bank accounts and other interest income;

          (ii)  net proceeds received under any Interest Rate Hedging
                Agreements;

          (iii) proceeds from disposal or sale of assets;

          (iv) insurance proceeds (other than proceeds of workers' compensation and public liability policies paid to the relevant parties);

          (v) transfers permitted from another Proceeds Account or from the Capital Expenditure Reserve Account; and

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                                                                             46.

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          (vi)  subject to clause 3.9(b)(ii), advances under the Senior Capital
                Expenditure Facility and under the Senior Working Capital Facility.

          For the avoidance of doubt, nothing in this paragraph (b) requires any capital contribution provided by Wesfarmers Railroad Holdings Pty Ltd (ACN 008 705 986) to ARG in relation to the ASD Project to be included in a Proceeds Account, and ARG may distribute that capital contribution to the Holding Companies in the manner agreed between ARG and the Holding Companies.

     (c)  (Payments among Transaction Parties)

          No money is to be paid out of any Proceeds Account for payment by a Transaction Party to or on behalf of another Transaction Party unless:

          (i) it is immediately paid into another Proceeds Account and the payment is evidenced by an inter-company loan created, or repaid, by the payer in favour of the payee; or

          (ii) subject to clauses 3.3(i) and (m)(i), it is paid on behalf of a Transaction Party (the "First Party") to a third party who is not a Transaction Party, in satisfaction of the First Party's obligation to that third party in respect of amounts referred to under paragraph (e) subparagraphs (i) to (xi) inclusive only; or

          (iii) it is a Permitted Payment.

     (d) (Sub accounts and ledgers) The Borrower undertakes to the Agent, the Security Trustee and each Financier that it will procure that the Account Bank keeps appropriate records showing the amount in the Proceeds Accounts that represent funds of the Borrower, the Purchaser and each Network Lessee. Each of the Agent, the Security Trustee and each Financier may treat all payments out of the Proceeds Accounts and all money in the Proceeds Accounts as validly paid or validly in the accounts irrespective of the position as between the Transaction Parties, and may exercise its powers in relation to that account under the Transaction Documents irrespective of which Transaction Party is the true owner of the funds. The Agent, the Security Trustee and each Financier acknowledges that the Borrower may require the Account Bank to operate and maintain short term sub-accounts for each Proceeds Account for cash-flow management purposes.

     (e)  (Payments out of Proceeds Account - cascade)

          Subject to paragraph (a)(v), the Borrower, ARG, AWR or ASR, as the case may be, may make withdrawals from the relevant Proceeds Accounts from time to time to pay the following amounts when due and payable by any Transaction Party and, where the payment is made by a Transaction Party to or on behalf of another Transaction Party under paragraph
          (c), in accordance with paragraph (c), and in the following order of priority:

          (i) Operating Costs and any amounts to be applied in payment of the GST Amount and the repayment of the GST Advance (and accrued interest referred to in clause 8.1(a) of the Deed Poll);

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                                                                             47.

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            (ii)    Taxes payable;

            (iii)   Non-discretionary Capital Expenditure;

            (iv) interest and fees due under the Senior Facilities (including payments under Interest Rate Hedging Agreements and Realised Swap Losses);

            (v)     principal repayments due under the Senior Facilities;

            (vi)    payments of other Secured Money then due;

            (vii) payments required to be made under the Cross Border Lease Transaction Documents where there has been an Event of Loss in relation to an Item of Equipment where that Item of Equipment is not to be replaced;

            (viii) insurance proceeds for repair and replacement of property, in accordance with the requirements of the Lease Agreements and in relation to the Business may be withdrawn at any time, up to the amount of those insurance proceeds in the Proceeds Account at that time, to pay such repair and replacement costs;

            (ix) transfers of advances made under the Senior Capital Expenditure Facility and other amounts required to be paid into the Capital Expenditure Reserve Account including, without limitation, under clause 3.9(b)(i);

            (x)     Discretionary Capital Expenditure;

            (xi) reduction of amounts owing under the Senior Working Capital Facility;

            (xii) provided that clause 3.7 does not apply and subject to the provisions of clause 3.9(b), payments or distributions of Available Cash as permitted under clause 3.10(a),

            but none of the Borrower, ARG, AWR or ASR may make a withdrawal for Discretionary Capital Expenditure unless the relevant Transaction Party has a binding commitment to pay the relevant amount at the time of the proposed withdrawal, or make a withdrawal pursuant to paragraph (xii) of this clause, at a time when a Potential Event of Default is subsisting.

            No Transaction Party will make any other withdrawals or transfers from the Proceeds Accounts.

3.9  Undertakings relating to Capital Expenditure Reserve Account

     (a)    (Capital Expenditure Reserve Account)

            The Borrower undertakes to each of the Agent, the Security Trustee and each Financier that before Financial Close the Borrower will establish in its name an Australian dollar account with the Account Bank styled - ARG Capital Expenditure Reserve Account on terms that:

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                                                                             48.

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              (i)   at any time while an Event of Default or a Potential Event of Default subsists the Agent may take exclusive control of the operation of the Capital Expenditure Reserve Account by notice to the Account Bank and the Borrower so that while an Event of Default or a Potential Event of Default subsists only Authorised Officers of the Agent may authorise withdrawals or transfers from the Capital Expenditure Reserve Account and those Authorised Officers will be the sole signatories to the Capital Expenditure Reserve Account and the Borrower must facilitate the control by the Agent of the Capital Expenditure Reserve Account with the Account Bank and provide the necessary authorisations to the Account Bank; and

              (ii) the Borrower will not make any withdrawals or transfers from the Capital Expenditure Reserve Account except as permitted by this clause 3.9.

          (b) (Payments into Capital Expenditure Reserve Account)

              (i) During the period from Financial Close to the Permitted Payment Date, all amounts which would have been available for Permitted Payments, but for this clause, must be paid into the Capital Expenditure Reserve Account.

              (ii) The Borrower must pay the total principal amount of any Loan drawn under clause 5.3(f)(iv) only of the Subscription Agreement in relation to the Senior Capital Expenditure Facility directly into the Capital Expenditure Reserve Account on the Drawdown Date of that Loan.

              (iii) For the period from Financial Close to 31 December 2001, no
                    Permitted Payments will be made even if the Capital Expenditure Reserve Account is funded to $50 million during that period.

              (iv) For the period from 31 December 2001 to the Permitted Payment Date, no Permitted Payments will be made.

          (c) (Payments out of Capital Expenditure Reserve Account)

              Subject to paragraph (a), the Borrower will be permitted to withdraw amounts from the Capital Expenditure Reserve Account only:

              (i)   as permitted in accordance with paragraph 1 of schedule 5;

              (ii) during the period from 31 December 2002 to 31 December 2003 up to a maximum amount of $30 million, for use as permitted in accordance with the Capital Expenditure Plan; and

              (iii) after 31 December 2003, without limitation, for use as permitted in accordance with the Capital Expenditure Plan.

              All amounts withdrawn from the Capital Expenditure Reserve Account will be paid into the AWR Proceeds Account.

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                                                                             49.

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3.10 Distributions

     (a) (Permitted Payments) Subject to clause 3.9(b), Available Cash on a Quarterly Date may be distributed or paid to or for the benefit of a Holding Company or a Mortgagor with respect to its shareholding in a Transaction Party or a Subordinated Lender with respect to the Subordinated Payment Obligations if (and only if) the following conditions are satisfied:

          (i) no Event of Default or Potential Event of Default has occurred and is subsisting or would result from the payment of the Permitted Payment;

          (ii) a Ratio Certificate for that Quarterly Date has been delivered to the Agent under clause 3.1 and 3.4(d) and either:

                (A) no Financier (acting reasonably) has disputed (by notice to the Agent and the Borrower) the content of that Ratio Certificate within 5 Business Days of its receipt from the Agent, on the basis that the ICR is or may be less than the Lock-Up ICR; or

                (B) a Financier has disputed the content of a Ratio Certificate in accordance with subparagraph (A), and the dispute has been withdrawn or it has been determined in accordance with clause 3.10(b);

          (iii) the Permitted Payment must be made no earlier than the expiry of 10 Business Days from delivery of the Ratio Certificate to the Agent and no later than 20 Business Days after the requirements of subparagraphs (i), (ii), (iv), (v) and (vi) have been satisfied;

          (iv) the date of the proposed Permitted Payment must be a date after the Permitted Payment Date;

          (v) the ICR calculated for that Quarterly Date (or, if clause 3.7(a) applies, for that Quarterly Date and the immediately preceding Quarterly Date) must be greater than the Lock-Up ICR;

          (vi) the Permitted Payment does not exceed the amount of Available Cash as at that Quarterly Date; and

          (vii) not more than one Permitted Payment is made in respect of each Quarter.

     (b) (dispute resolution) If a Financier disputes the content of a Ratio Certificate in accordance with clause 3.10(a)(ii)(A), the Borrower, the Agent and the relevant Financier must meet forthwith and negotiate in good faith to settle the dispute, provided that if the dispute is not settled within 5 Business Days of receipt of notice by the Borrower of the dispute, the dispute will be referred forthwith to an independent firm of chartered accountants of international standing appointed by the Agent after consultation in good faith with the Borrower which firm will act as an expert. The Borrower and Agent will direct the firm to give its expert determination within 10 Business Days of the dispute being referred to it.

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                                                                             50.

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       (c)    (Franking credit) If at any time ARG has franking credits
              available to it but is unable to make a Permitted Payment in the form of a dividend as a result of the application of clause 3.7 or clause 3.9(b), or both, the Senior Lenders acknowledge that a Permitted Payment will occur upon the declaration by the directors of ARG of a dividend to the Holding Companies of an amount equal to the lesser of:

              (i) the amount that but for the application of clause 3.7 or clause 3.9(b), or both, would otherwise have been available for distribution as a Permitted Payment under paragraph
                     (a); and

              (ii) the maximum amount available to be distributed as fully franked dividends calculated by reference to the franking credits available to ARG,

              which dividend amount will immediately be reinvested in ARG either by way of share subscription or the provision of Subordinated Debt. For the avoidance of doubt, no cash payments from or into the Proceeds Accounts are permitted or contemplated to give effect to this paragraph (c).

3.11   Authorised Investments

       (a) (Investment) Despite any other provision of this document the Borrower, or the Transaction Party which holds the relevant Project Account, may invest or procure the investment of the credit balance of each Project Account in Authorised Investments so long as no Event of Default or Potential Event of Default subsists.

       (b) (Proceeds) All proceeds, income or accretions in respect of Authorised Investments must be credited directly to the Proceeds Accounts. The Borrower must give appropriate directions for this to occur.

       (c)    (Duties of Borrower)  The Borrower will:

              (i)    bear the risk of any loss in value of any Authorised
                     Investment;

              (ii) if an investment ceases to be an Authorised Investment for any reason as soon as practicable change the investment to an Authorised Investment;

              (iii) select maturity dates and amounts for each Authorised Investment consistent with the profile of the Borrower's payment obligations;

              (iv) deliver all documents of title to each Authorised Investment to the Security Trustee (or, where the investment is made through Austraclear or another securities system whose rules require lodgment of the documents of title with the system, pledge all documents of title to the Security Trustee in accordance with those rules); and

              (v) provide the Agent on its request with a schedule setting out the nature of the Authorised Investments.

       (d) (Valuation) In determining the credit balance of a Project Account for any purpose the Agent may determine the current value of any Authorised Investments made in respect of it. To do that the Agent may, but is not obliged to,

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                                                                             51.

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          seek market quotes and take account of movements in market rates since the time the Authorised Investments were made.

     (e) (Monitoring) The Agent is not obliged to monitor the value of any Authorised Investment.

     (f) (Realisation) The Agent may at any time liquidate, or require the Borrower to liquidate, any Authorised Investments if at that time the Borrower or the relevant Transaction Party would not be permitted to invest in new Authorised Investments under paragraph (a), in which case the proceeds from the Authorised Investment will be credited to the Project Accounts.

3.12 Accession of Westrail Companies and New Group Entities

     (a) On or before 31 January 2001, the Borrower will procure that each Westrail Company accedes to this document as a New Group Entity.

     (b) Each time the Borrower requires a Westrail Company or a subsidiary to become a New Group Entity, the Borrower will deliver to the Agent an Accession Deed appropriately completed and executed by the relevant Westrail Company or New Group Entity, as the case may be, and by the Borrower on behalf of itself, the Sponsors, the Subordinated Lenders and the Mortgagors.

     (c) The Agent on behalf of itself, the Security Trustee and each Financier, shall:

          (i)   execute the Accession Deed; and

          (ii) execute any other documents, and do anything else, which is necessary or desirable to effect the accession contemplated by that Accession Deed.

     (d) The Security Trustee and each Financier irrevocably authorises the Agent to do on its behalf the things referred to in paragraph (c). The Sponsors, the Mortgagors and the Subordinated Lenders irrevocably authorise the Borrower to do on their behalf the things referred to in paragraph (b).

     (e) The accession of any Westrail Company or New Group Entity to this document shall be of no effect until the Agent has received evidence in a form required by the Agent of that party's agreement to be bound by the obligations under any notice delivered by the Agent under clause 3.5 which has been accepted in accordance with clause 3.5.

     (f) Subject to paragraph (e), on the "Accession Date" referred to in the Accession Deed, the relevant Westrail Company or New Group Entity, as the case may be, accedes to, and becomes a Transaction Party for all purposes of, this document.

     (g) Each party to this document shall receive an original counterpart of any Accession Deed executed in accordance with this clause.


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4.   PAYMENTS

4.1  Manner of Payment

     Each of the Borrower and the Mortgagors shall make each payment due from it to the Agent, the Security Trustee or a Financier:

     (a)  under this document;

     (b) if specified in a Finance Document that a payment under that Finance Document will be made in accordance with this clause 4; and

     (c) if the Agent makes a declaration under clause 9.2, under each other Finance Document,

     to the Agent for the account of the Agent, the Security Trustee or that
     Financier:

     (d) unless paragraph (e) applies, on or before 12.00 noon (local time in the place of payment) on the due date for payment, in Immediately Available Funds, to whatever address or account in Australia the Agent advises (the advice to be given not later than 3 Business Days before the payment is made) to the Borrower or the relevant Mortgagor (as the case may be); or

     (e) as the Agent may direct (the direction to be given not later than 3 Business Days before the payment is due to be made), but the Agent may not direct payments to accounts outside Australia.

4.2  Grossing Up

     (a) If at any time any applicable law requires the Borrower or the Mortgagors to make any deduction or withholding in respect of Taxes from any payment to the Agent (for its own account or for the account of the Financiers), the Security Trustee or the Financiers under this document or any other Finance Document, the Borrower or the relevant Mortgagor shall:

          (i) notify the Agent, the Security Trustee or the Financiers of the nature of that requirement promptly after the Borrower or the relevant Mortgagor becomes aware of it;

          (ii) ensure that any such deduction or withholding does not exceed the minimum amount legally required;

          (iii) pay to the relevant Government Agency the full amount of any such deduction or withholding within the time for payment allowed under applicable law;

          (iv) unless the Tax is a Tax on the overall net income or capital gains of the Agent, the Security Trustee or a Financier, or is imposed as a result of the Financier's being an associate (as that term is defined in section 128F(9) of the Income Tax Assessment Act) of the Borrower, indemnify the Agent, the Security Trustee or the relevant Financier against the deduction or


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                                                                             53.

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                withholding by paying the Agent, the Security Trustee or the relevant Financier, at the time that payment is due, an additional amount that ensures that, after the deduction or withholding is made, the Agent, the Security Trustee or the relevant Financier receives a net sum equal to the sum which it would have received had no such deduction or withholding been made; and

          (v) promptly deliver to the Agent, the Security Trustee or the Financiers copies of any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any such deduction or withholding.

     (b) The Agent, the Security Trustee, the Financiers and the Borrower will promptly, after any of them becomes aware of such need, consult in good faith in order to avoid or minimise, to the greatest extent possible, a need (including a future need) for the deduction or withholding and indemnity under paragraph (a).

4.3  Repayment after Consultation

     If the Borrower is or will be obliged to pay any amount under clause 4.2 to a Financier with respect to any financial accommodation provided by the Financier under the Finance Documents to, or for, the account of the Borrower, the Borrower, may prepay or repay, that financial accommodation by giving notice to that Financier or the Agent. The Borrower will make the repayment or prepayment under this clause in accordance with the terms of the relevant Finance Document. If the Finance Document specifies that any notice of repayment or prepayment is to be given to the Agent, then, for the purposes of this clause, the notice can be given to the Financier that the Borrower wishes to repay or prepay. The Borrower must give a copy of that notice to the Agent at the same time.

4.4  Currency of Payments

     Unless the Agent agrees otherwise, each of the Borrower and the Mortgagors shall make all payments to be made by it under the Finance Documents in Australian dollars.

4.5  Tax Credit

     (a)  If the Borrower or a Mortgagor:

          (i) makes a deduction or withholding in respect of Taxes from any payment under this document or any other Finance Document; and

          (ii)  is required to gross up that payment under clause 4.2,

          and the Agent, Security Trustee or a Financier:

          (iii) receives a credit against, remission for or repayment of any tax payable by it which is referable to that deduction or withholding; and

          (iv) is satisfied that it can make a reimbursement to the Borrower or that Mortgagor under this subclause without prejudicing its right to the credit, remission or repayment,


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                                                                             54.

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          then the Agent, Security Trustee or that Financier must reimburse to the Borrower or that Mortgagor, the proportion of the credit, remission or repayment that will leave it in no worse an after-tax position than it would have been in if the deduction or withholding had not been required, taking into account the time at which any Taxes are payable and at which it actually received the benefit of the credit, remission or repayment.

     (b) The Agent, the Security Trustee or the Financiers must make a reimbursement under this subclause promptly after they actually receive the benefit of the relevant credit, remission or repayment, as decided by it.

     (c) The Borrower or the Mortgagors are not entitled to enquire into, or raise any objection to, the manner in which the Agent, the Security Trustee or the Financiers organise their tax affairs.

4.6  Distribution by Agent

     The Agent shall promptly distribute amounts received under clause 4.1 for the account of the Agent, the Security Trustee or one or more Financiers in accordance with their respective entitlements. A payment under this clause shall be made:

     (a) in Immediately Available Funds, to whatever address or account in Australia the party entitled advises (the advice to be given not later than two Business Days before the date of payment) to the Agent; and

     (b) on the day that the Agent receives the relevant amount if it is received by 3.00 pm on a Business Day (local time in the place of receipt), otherwise no later than the next Business Day.

4.7  Distribution of Actual Receipts

     The Agent is not obliged to pay any amount to, or on behalf of, any party until it is satisfied that it has received that amount from the party obliged to pay it. However, the Agent may assume that the amount has been or will be paid to it in accordance with this document. If the Agent pays any amount to or on behalf of a party, but determines later that it had not already received that amount from the party obliged to pay it:

     (a) the party receiving the amount shall refund or reimburse that amount to the Agent on demand; and

     (b) the party receiving the amount, or (at the option of the Agent) the party who should have made the amount available, indemnifies the Agent against, and shall pay the Agent on demand the amount of, all reasonable losses, liabilities, costs and expenses incurred by the Agent as a result of it having paid that amount before receiving it.

4.8  Effect of Payment to Agent

     A payment by the Borrower to the Agent for the account of a Financier satisfies the Borrower's obligation to that Financier except to the extent that:

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                                                                             55.

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     (a)    the Agent, the Security Trustee or that Financier is obliged to share the payment with another party in accordance with this document; or

     (b) the Agent, the Security Trustee or that Financier is obliged to refund the payment under any applicable law (whether relating to insolvency or otherwise).

4.9  Application of Money

     (a) Subject to clause 4.9(b), the Agent shall apply any amount received by it under a Finance Document in accordance with that Finance Document.

     (b) If an Event of Default has occurred and is subsisting, the Agent or the Security Trustee, as the case may be, shall apply any amount received by it under clause 4.1 or recovered under a Security:

            (i) first, to the extent that the amount is recovered under a Security, in accordance with that Security;

            (ii) next, towards payment to the Security Trustee and the Agent of fees due to them for their own account;

            (iii) next, towards payment to the Security Trustee and the Agent (each in that capacity) of amounts due to it under clause 16;

            (iv) next, towards payment to the Financiers of amounts due to them under clause 16; and

            (v) next, towards payment to the Financiers of any other Secured Money,

            in each case (subject to paragraph (c)) rateably in accordance with their respective entitlements, and the surplus (if any) belongs to the Borrower or other persons entitled to it and:

            (vi) the surplus shall accrue interest at the Agent's standard deposit rate for amounts equal to the amount of that surplus; and

            (vii) the Agent must pay the surplus together with the interest accrued thereon to the Borrower or other persons entitled to it and is then under no further liability in respect of it.

     (c)    If:

            (i) a Financier agrees in any intercreditor document or instrument that it will rank in priority behind any other Financier specified for that purpose in the intercreditor document or instrument; and

            (ii) the Agent is reasonably satisfied (as conclusively evidenced by its execution of that intercreditor document or instrument) that this will not materially prejudice any other Financier (or, if it does, that that Financier has consented to this),

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                                                                             56.

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            paragraph (b)(v) is to apply so that payment is made to the
            Financiers in the order of priority established by that intercreditor document or instrument.

     (d)    If the Agent is required to apply money in accordance with paragraph
            (a) or (b) towards payment of obligations which are future or contingent, or have accrued but are payable at a future time, it shall withhold a corresponding proportion of those moneys until such time as:

            (i)    the obligation becomes actually due for performance; or

            (ii) in the case of future or contingent obligations, it is satisfied that the obligation will not become actually due for performance,

            at which time the Agent shall apply the relevant amount in accordance with paragraph (a) or (b)

5.   CONTRACTUAL SUBORDINATION

5.1  Subordination of Subordinated Payment Obligations to Senior Debt

     Subject to this document, including the entitlement to make Permitted Payments in accordance with clause 3.10, and despite anything to the contrary in any Subordinated Loan Agreement or any other document, agreement or arrangement, a Subordinated Payment Obligation is not payable or otherwise capable of satisfaction until the Agent, certifies that:

     (a) the Senior Debt is irrevocably satisfied in full and there is no reasonable likelihood that the Financiers may be required to disgorge any payment or other satisfaction it has previously received on account of the Senior Debt; and

     (b)    no further Senior Debt will come into existence after that date,

     and each Subordinated Loan Agreement, and any other document, agreement or arrangement relating to the Subordinated Payment Obligation, is amended accordingly.

5.2  Transaction Party may not discharge Subordinated Payment Obligation

     While any Senior Debt is outstanding or any Commitment still subsists, a Transaction Party must not:

     (a) (subject to clauses 5.14 and 5.24) pay, repay, make any distribution in respect of, purchase or otherwise acquire any Subordinated Payment Obligations in cash or kind (including by way of set off), except for Permitted Payments;

     (b) create or permit to exist any Security Interest (other than a Permitted Security Interest) over any of its property that secures any Subordinated Payment Obligations; or

     (c) take or omit any action that may impair the subordination contemplated by this clause 5,

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     without the consent of the Agent and the Security Trustee.

5.3  Subordinated Lenders not to receive payments

     While any Senior Debt is outstanding or any Commitment still subsists, the Subordinated Lenders must not:

     (a)    (subject to clauses 5.14 and 5.24):

            (i) demand or receive payment or repayment of or any distribution in respect or on account of, or sell or otherwise dispose of any Subordinated Payment Obligations in or for cash or kind from a Transaction Party or any other source (including by way of set-off); or

            (ii) apply any money or property in discharge of any Subordinated Payment Obligations (including by way of set-off),

            except (in each case) for Permitted Payments or as permitted under clause 5.3(c) or 5.4(d) or where the amount received is less than or equal to an amount received by the Transaction Party for shares (not being redeemable shares) issued by the Transaction Party;

     (b) permit to exist or receive any Security Interest (other than a Permitted Security Interest) over any assets subject to the Security Interests created by the Securities that secures any Subordinated Payment Obligations;

     (c) permit to exist or receive any Guarantee or other assurance against loss in respect of any Subordinated Payment Obligations owing to it except from another Subordinated Lender or from another person ("Non Recourse Surety") who has waived any right of indemnity or recourse to the Transaction Party with respect to the Guarantee or assurance against loss; or

     (d) permit any Subordinated Payment Obligations to be evidenced by a negotiable instrument unless the instrument is expressed on its face to be subject to the Financiers' rights under this document and is deposited with the Security Trustee, without the consent of the Agent and the Security Trustee.

5.4  Subordinated Lenders not to compete with Financiers

     While any Senior Debt is outstanding or any Commitment still subsists, the Subordinated Lenders must not, whether because of any matter contemplated by this document or otherwise:

     (a) share in any Guarantee, Security Interest or money received or receivable by any Financier (or any trustee or agent on its behalf) or stand in the place of the Financiers in relation to any Guarantee, Security Interest or right to receive money;

     (b) take any steps to enforce a right or claim against any Transaction Party relating to any money paid by the Subordinated Lenders to the Financiers under this document;

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                                                                             58.

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     (c)  have or exercise any rights as surety in competition with the
          Financiers;

     (d) receive, claim or have the benefit of any payment (including a payment under a Guarantee), distribution or Security Interest from or on account of any Transaction Party or any other person in relation to the Subordinated Payment Obligations other than:

          (i)  from another Subordinated Lender or from a Non Recourse Surety;
               or

          (ii) Permitted Payments;

     (e) in reduction of its liability under this document, raise a defence, set-off or counterclaim available to itself, any Transaction Party or a co-surety or co-indemnifier against the Financiers or claim a set-off or make a counterclaim against the Financiers; or

     (f) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of any document or agreement to which a Financier is a party,

     without the consent of the Agent and the Security Trustee.

5.5  No liability of Financiers

     The Financiers are not liable for any loss suffered by the Subordinated Lenders as a direct or indirect result of:

     (a) the Financiers' exercise or attempted exercise of, or failure to exercise, any of their rights contained in this document;

     (b) any release or dealing with any other Guarantee or Security Interest (including any prejudice to or loss of the Subordinated Lenders' rights of subrogation); or

     (c)  any failure to collect or preserve the Subordinated Payment
          Obligations.

5.6  Subordinated Lenders not to enforce any Subordinated Payment Obligations

     While any Senior Debt is outstanding or any Commitment still subsists, the Subordinated Lenders (unless clause 5.14 applies) must not:

     (a) accelerate any Subordinated Payment Obligations or otherwise declare any Subordinated Payment Obligations prematurely payable on an event of default (however that term might be defined in a Subordinated Loan Agreement) or otherwise;

     (b) enforce the Subordinated Payment Obligations by execution or otherwise; or

     (c) initiate or support or take any steps which may lead to an Insolvency Event,

      without the consent of the Agent and the Security Trustee.

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5.7  Transaction Parties and Subordinated Lenders must not amend Subordinated
     Loan Agreements

     Neither the Transaction Parties nor the Subordinated Lenders may amend or permit the amendment of, or waive or permit any waiver under, any Subordinated Loan Agreement other than the Shareholders' Agreement without the consent of the Agent and the Security Trustee unless the amendment or waiver is necessary as a result of anything the Transaction Parties, or Subordinated Lenders are not prohibited from doing under this document.

5.8  Subordinated Lenders to provide information

     The Subordinated Lenders must:

     (a) promptly notify the Agent if any event of default or potential event of default (however that term might be defined in a Subordinated Loan Agreement) occurs under any Subordinated Loan Agreement;

     (b) notify the Agent upon request of the amount, nature and terms of the Subordinated Payment Obligations; and

     (c) give the Agent copies of each Subordinated Loan Agreement as soon as it is entered into.

5.9  Memorandum on Subordinated Agreements

     The Subordinated Lenders must endorse a memorandum or otherwise expressly note the existence of this document on or in each Subordinated Loan Agreement (other than the Shareholders' Agreement).

5.10 Non-permitted payments to Subordinated Lenders

     If, despite their undertakings in this document:

     (a) the Subordinated Lenders receive in cash or kind a payment or distribution in respect or on account of any Subordinated Payment Obligations from any Transaction Party, other than a Permitted Payment;

     (b) the Subordinated Lenders receive in cash or kind the proceeds of any enforcement of any Security Interest (other than a Permitted Security Interest), or payment under any Guarantee which is not permitted under clause 5.3, in respect or on account of any Subordinated Payment Obligations; or

     (c) any person makes in cash or kind any payment or distribution on account of the purchase or other acquisition of any Subordinated Payment Obligations which is not permitted under clause 5.3,

     the Subordinated Lenders must pay and distribute it to the Agent to be applied towards satisfaction of the Senior Debt until the Senior Debt is irrevocably satisfied in full.

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5.11     Non-permitted set-offs by Subordinated Lenders

         If any Subordinated Payment Obligations are discharged by set-off (other than by a Permitted Payment), the Subordinated Lenders must immediately pay an amount equal to the amount so discharged to the Agent, to be applied towards satisfaction of the Senior Debt until the Senior Debt is irrevocably satisfied in full.

5.12     Realisation of non-cash distributions by Financiers

         If a Financier receives any distribution (other than in cash) in respect or on account of the Subordinated Payment Obligation from any Transaction Party or any other source, that Financier must pay an amount equal to that distribution to the Agent to be distributed to the Financiers in accordance with this document and the Senior Debt will not be taken to be reduced by the distribution until, and except to the extent that, the realisation proceeds are applied towards satisfaction of the Senior Debt.

5.13     Transfer of distributions by Subordinated Lenders

         The Subordinated Lenders must, at their own expense, do anything (including the giving of notices), the Agent may reasonably consider necessary or desirable to transfer to the Agent all payments and distributions which must be turned over to the Agent under this document and must pay the amount of all losses, liabilities, expenses and Taxes (other than Taxes on the overall net income or capital gains of a Financier) in connection with the transfer.

5.14     Subordination on Insolvency Event

         If an Insolvency Event has occurred in relation to the Borrower:

         (a) the Subordinated Payment Obligations are then immediately due and payable;

         (b)   the Security Trustee may:

               (i) claim, enforce and prove for any Subordinated Payment Obligations;

               (ii) file claims and proofs, give receipts and take all proceedings and do anything else the Agent, thinks appropriate to recover any Subordinated Payment Obligations; and

               (iii) receive all payments and distributions in respect of or on account of any Subordinated Payment Obligations (including in a liquidation of the Borrower) and apply them towards satisfaction of the Senior Debt until the Senior Debt is irrevocably satisfied in full, on behalf of the Subordinated Lenders;

         (c) to the extent that the Agent is not entitled to do any of the things mentioned in paragraph (b), the Subordinated Lenders must do so promptly as directed by the Agent and not otherwise;

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                                                                             61.

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     (d)  the Subordinated Lenders must turn over to the Agent all payments and distributions in cash or in kind received or receivable by the Subordinated Lenders in respect of or on account of any Subordinated Payment Obligations in a liquidation of the Borrower to be applied towards satisfaction of the Senior Debt until the Senior Debt is irrevocably satisfied in full;

     (e) the Subordinated Lenders must direct the trustee in bankruptcy, liquidator, assignee or other person distributing the property of the Borrower or its proceeds to pay all payments and distributions in respect of or on account of any Subordinated Payment Obligations direct to the Agent until the Senior Debt is irrevocably satisfied in full; and

     (f) the Subordinated Lenders must do anything (including the giving of notices) the Agent may consider to be necessary or desirable to give full effect to this subclause.

5.15 Effect of Insolvency Event in relation to the Subordinated Lenders

     (a) If an event of the type referred to in the definition of "Insolvency Event" has occurred in relation to any of the Subordinated Lenders, any amount paid by any of the Subordinated Lenders under this document (the "relevant payment") will only be applied against any obligations of the Subordinated Lenders if:

          (i) the Agent, acting on the instructions of the Majority Financiers who form their opinion in good faith (which will be conclusively binding on the Subordinated Lenders) that the Agent will not be required to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors; or

          (ii) a final judgment is given by a court of competent jurisdiction in favour of the Agent that it is not required to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors.

     (b) If an amount is applied against any obligations of the Subordinated Lenders and the Agent acting on the instructions of the Majority Financiers who form their opinion in good faith that the Agent is obliged to pay the relevant payment to any person under any law relating to bankruptcy, winding up or the protection of creditors:

          (i) the Agent's rights are to be reinstated and will be the same in relation to that amount as if the application, or the payment or transaction giving rise to it, had not been made; and

          (ii) the Subordinated Lenders must immediately do anything (including the signing of documents) required by the Agent to restore to the Agent or the Security Trustee, as applicable, any Guarantee or Security Interest to which it was entitled from the Subordinated Lender immediately before that application or the payment or transaction giving rise to it.
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     (c)  Any discharge or release between the Agent or the Security Trustee, as applicable, and the Subordinated Lenders is subject to reinstatement of the Agent's or the Security Trustee's rights as applicable, under this subclause.

5.16 Preservation of Subordinated Lenders' obligations

     The obligations of the Subordinated Lenders under this clause are absolute, unconditional and irrevocable. They are not affected by any circumstance, act or omission that, but for this clause, might otherwise affect them at law or in equity or reduce, release or prejudice the subordination in this clause including:

     (a)  the grant of any time, waiver or other indulgence or concession;

     (b) the discharge or release of any Transaction Party, the Subordinated Lenders or any other person;

     (c) any transaction or arrangement that may take place between a Financier and any Transaction Party, the Subordinated Lenders or any other person;

     (d) the occurrence of an event of the type referred to in the definition of "Insolvency Event" in relation to a Transaction Party, the Subordinated Lenders or any other person;

     (e) the Financiers or any other person dealing or not dealing in any way with any other Guarantee, Security Interest, document or agreement (other than a dealing which is not permitted under them);

     (f)  the Financiers or any other person:

          (i) exercising or not exercising any other Guarantee or Security Interest or any right or remedy conferred on it by law or in equity or by any document or agreement; or

          (ii) not recovering any money owing by a Transaction Party;

     (g) any variation (including a variation which increases, or extends the duration of, the Senior Debt or the obligations of a Transaction Party or the Subordinated Lenders), replacement, extinguishment, unenforceability, failure, loss, abandonment or transfer of any document or agreement relating to the obligations of a Transaction Party, the Subordinated Lenders or any other person (including this document and any other Guarantee or Security Interest held by the Financiers from any person at any time but excluding any transfer which is not permitted by any such document or agreement);

     (h)  the obligations of the Subordinated Lenders, a Transaction Party or
          any other person under this document or any other document or agreement relating to the Senior Debt or this document (including any other Guarantee or Security Interest) being or becoming illegal, void, voidable, unenforceable or disclaimed by a liquidator or trustee for creditors or in bankruptcy;
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                                                                             63.

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     (i)  the Financiers not giving the Subordinated Lenders notice of any default by a Transaction Party or any other person;

     (j) the Financiers not disclosing any information to the Subordinated Lenders;

     (k) any representation made or information given by the Financiers to a Transaction Party or the Subordinated Lenders;

     (l) any change in the legal capacity, rights or obligations of, or other circumstance related to, a Transaction Party, the Subordinated Lenders or any other person;

     (m) any legal limitation, disability, incapacity or other circumstance related to a Transaction Party, the Subordinated Lenders or any other person;

     (n) any invalidity or irregularity in the execution of this document, any Finance Document or any Subordinated Agreement or any deficiency in the powers of a Transaction Party, the Financiers or the Subordinated Lenders;

     (o) any permitted assignment by the Financiers, with or without the knowledge of a Transaction Party or the Subordinated Lenders;

     (p) any obligation of a Transaction Party being discharged by operation of law;

     (q) any person who was intended to be bound as a guarantor or surety in relation to the Senior Debt not becoming bound or ceasing to be bound;

     (r) any laches, acquiescence, delay, act, omission or mistake on the part of, or suffered by, the Financiers or any other person, in relation to this document or any other Guarantee, Security Interest, document or agreement;

     (s) the receipt by the Financiers or any other person of any distribution or money after an Insolvency Event in relation to a Transaction Party, the Subordinated Lenders or any other person;

     (t) any judgment or right which the Financiers may have or exercise against a Transaction Party, the Subordinated Lenders or any other person;

     (u) the opening or operation of a new account by a Transaction Party with the Financiers or any other person;

     (v) the amendment of the constitution, trust deed or other constituent document of a Transaction Party or any of the Subordinated Lenders;

     (w) if a Transaction Party or the Subordinated Lenders are a member of a partnership, firm, joint venture or association, any change in the structure, membership, name or business of that partnership, firm, joint venture or association; or

     (x) if a Subordinated Lender is a director or shareholder of a Transaction Party, any change in that directorship or shareholding.
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5.17 Continuity

     The obligations of each Transaction Party and the Subordinated Lenders under this clause are continuing obligations, and remain in full force until the Senior Debt has been irrevocably paid in full despite any transaction or other thing (including a settlement of account or intervening payment).

5.18 Immediate recourse

     The Subordinated Lenders waive any right they may have of first requiring the Financiers (or any trustee or agent on its behalf) to proceed against or enforce any other right, Guarantee or Security Interest or claim payment from any person before claiming the benefit of this clause.

5.19 Appropriations

     Until the Senior Debt has been irrevocably satisfied in full, the Agent may:

     (a) apply any money or property received under the Finance Document or from the Borrower or from any other person towards satisfaction of the Senior Debt in any order it thinks appropriate; and

     (b) apply any money or property received from the Borrower or from any other person (other than money or property received from the Subordinated Lenders under this document) towards satisfaction of any liability of the Borrower or that person (as applicable) owed to it other than the Senior Debt; and

     (c) retain and carry to a suspense account and appropriate at the Agent's discretion any distribution or other money it receives from the Subordinated Lenders under this clause or on account of the Subordinated Lender's liability under this document for any time and on any terms the Agent determines to be appropriate.

5.20 New transactions between Borrower and Financier

     The Subordinated Lenders consent to, and have no remedy against the Borrower or the Financiers because of, any transaction entered into between the Agent and the Borrower that breaches or is an event of default or potential event of default (however that term might be defined in a Subordinated Loan Agreement) under any Subordinated Loan Agreement. The Subordinated Lenders must not object to the transaction because of any Subordinated Agreement.

5.21 Consents and waivers by the Financier

     Any consent or waiver granted by or on behalf of the Financiers will also be taken to have been given by the Subordinated Lenders if any transaction or circumstance, in the absence of the consent or waiver by the Subordinated Lenders, would breach any Subordinated Loan Agreement or constitute an event of default or potential event of default (however that term might be defined in a Subordinated Loan Agreement) under any Subordinated Loan Agreement.
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5.22   "Financiers" includes Agent and Security Trustee

       In this clause 5 any reference to the Financiers will be taken to mean the Agent, the Security Trustee and the Financiers.

5.23   No Charge or Trust

       Despite any other provision of this clause 5, nothing in this clause 5 will be effective to create a mortgage, charge, other Security Interest or trust.

5.24   Debt/Equity conversions

       Nothing in clauses 3 and 5 prohibits or restricts any Subordinated Payment Obligations (in whole or in part) from being converted (whether by repayment of debt and issue of shares or otherwise) into shares (not being redeemable shares) in the relevant Transaction Party or vice versa.

6.     REDISTRIBUTION OF PAYMENTS BETWEEN FINANCIERS

6.1    Notice of Direct Receipts

       A Financier must notify the Agent promptly if it receives or recovers (including, without limitation, by exercising a banker's lien or right of set-off or combination of accounts) an amount payable under a Finance Document, setting out details of the receipt or recovery, unless:

       (a) the amount is received from the Security Trustee or the Agent in accordance with the terms of a Finance Document;

       (b)    the amount is paid in accordance with clause 6.3; or

       (c) the amount is paid by an assignee, transferee or sub-participant of the rights or obligations of that Financier.

6.2    Redistribution of Excess Payments

       If:

       (a) a Financier is obliged to notify the Agent under clause 6.1 of an amount received or recovered by it; and

       (b) that amount would have been distributed among the Financiers if it had been paid to the Agent,

       then:

       (c)    that Financier shall pay that amount to the Agent promptly; and

       (d) the Agent shall distribute the amount received by it to the Financiers in accordance with their entitlements.

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6.3    Reimbursement following Clawback

       If:

       (a) a Financier has made a payment to the Agent under clause 6.2 in respect of any amount received or recovered by it;

       (b)    the Agent has distributed that payment; and

       (c) that Financier is obliged to refund all or part of that amount under any law relating to bankruptcy, winding-up or the protection of creditors,

       then, on demand by that Financier through the Agent, each other Financier shall repay to the Agent for the account of that Financier all, or the part corresponding to the proportion of the amount which that Financier is obliged to refund, of the amount distributed to it by the Agent.

6.4    Borrower Remains Liable

       As between the Borrower and a Financier, any amount which is:

       (a)    paid by that Financier to the Agent under clause 6.2; or

       (b)    repaid by that Financier to another Financier under clause 6.3,

       is taken not to have been paid to that Financier, and the Borrower shall owe to that Financier a debt which is equal to the payment (less any amount distributed or repaid to it under those clauses) and is due and payable immediately.

6.5    Failure of All Financiers to Join in Litigation

       (a) A Financier that recovers an amount under a judgment obtained in legal proceedings taken by it (except where proceedings are taken by it without prior notice to the Agent) is not obliged to share that amount under clause 6.2 with any other Financier which is entitled to, but does not, either join in those proceedings or take and diligently prosecute legal proceedings in another court to enforce its rights under the Finance Documents.

       (b) The share of a Financier not entitled to receive a distribution under clause 6.5(a) is to be distributed pro rata to the Financiers entitled to share in the distribution.

6.6    Amounts Received under the Subscription Agreement

       The above provisions of clause 6 apply to any amount that a Financier receives or recovers (including, without limitation, by exercising a banker's lien or right of set-off or combination of accounts) before a declaration is made under clause 9.2 in respect of any amount payable under the Deed Poll.

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7.     DEFAULT INTEREST

7.1    Borrower must pay interest

       (a) The Borrower must pay interest on each amount that is not paid when due under a Finance Document, from (and including) the day on which it falls due to (but excluding) the day on which it is paid in full. This interest must be paid on demand.

       (b) Interest on an unpaid amount under a Finance Document accrues each day in a Default Interest Period at the Default Rate for that Default Interest Period, and is capitalised (if not paid) on the last day of that Default Interest Period.

       (c) This subclause does not affect the Borrower's obligation to pay each amount under a Finance Document when it is due.

7.2    Interest after judgment

       If a liability of the Borrower becomes merged in a judgment or order, the Borrower, as an independent obligation, must pay interest on the amount of that liability, from (and including) the date of the judgment or order until it is paid in full, at the higher of the rate that applies under the judgment or order and the rate calculated in accordance with clause 7.1.

7.3    Accrual and calculation of interest

       Interest under this clause:

       (a)    accrues daily; and

       (b) is calculated on the basis of the actual number of days on which interest has accrued and of a 365 day year.

8.     AGENT AND SECURITY TRUSTEE

8.1    Appointment of Agent and Security Trustee

       (a) Each Financier and the Security Trustee acknowledges that the Security Trustee holds the benefit of the Securities, among other things, on trust for it on the terms of and in accordance with the Security Trust Deed and this document.

       (b) Each Financier irrevocably appoints the Agent to act as its Agent for the purposes of this document and each other Finance Document under which the Agent is expressed to act as agent of the Financiers. The Agent accepts this appointment.

       (c) The Agent and the Security Trustee are authorised by each Financier to:

              (i) perform the duties expressly imposed on it by the Finance Documents; and

              (ii) exercise the Rights expressly given to it by the Finance Documents or by any instructions from the Majority Financiers (or, in the case of the Security Trustee, by instructions of the Agent acting on the instructions of the

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                     Financiers as required under this document), and such other
                     Rights as are reasonably incidental to any of them.

              Subject to clause 8.19, this authorisation may not be varied or withdrawn.

       (d) The Agent and the Security Trustee have no obligations in their respective capacities as agent and as trustee for the Financiers other than those expressly imposed on them by the Finance Documents.

       (e) The Agent and the Security Trustee have the Rights, and are entitled to the indemnities and protections, given to agents and trustees by applicable law, except to the extent that the Finance Documents expressly provide otherwise.

8.2    Nature of Relationships with Borrower

       The Agent and the Security Trustee are not agents of, or trustees for any Transaction Party.

8.3    Instructions from the Majority Financiers

       (a) Subject to the other provisions of this clause 8, the Agent and the Security Trustee must:

              (i) except as otherwise specifically provided for in a Finance Document, act in accordance with any instructions of the Majority Financiers (or, in the case of the Security Trustee, any instructions of the Agent acting on the instructions of the Financiers as required under this document); and

              (ii) refrain from exercising a Right vested in it in its capacity as agent or trustee under any Finance Document if so instructed by the Majority Financiers (or, in the case of the Security Trustee, if so instructed by the Agent acting on the instructions of the Financiers as required under this document), except in relation to amounts due to it in its own right. Any such instructions of the Majority Financiers are binding on all Financiers.

       (b) Each of the Agent and the Security Trustee may refrain from exercising any Right vested in it under the Finance Documents until it has received instructions from the Majority Financiers (or, in the case of the Security Trustee, until it has received instructions from the Agent acting on the instructions of the Financiers as required under this document) as to whether it is to be exercised and, if applicable, the way in which it is to be exercised.

       (c) When seeking instructions from Financiers, the Security Trustee or Agent (as applicable) must specify in writing a period within which instructions are to be provided. That period will be a reasonable period as specified by the Security Trustee or Agent (as applicable) in the request (having regard to the length of any cure period in a Finance Document, the reasonable requirements of the Borrower, the number of relevant Financiers, the time required to liaise with them, their credit requirements and customary procedures and the subject matter and urgency of the request) but will not exceed 30 days.

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       (d)    If a Financier does not provide instructions in writing within the period specified it will be taken to have an Exposure of nil for the purpose only of determining whether instructions have been given by the Majority Financiers. This paragraph will not apply where the instructions relate to an issue which requires approval of all Financiers.

       (e) Subject to this document, a Financier may not exercise a Right under clause 9.2 unless the Agent or the Security Trustee, as the case may be, has been instructed to exercise that Right by the Majority Financiers or the relevant Financier, as the case may be, under clause 9.2 and fails to do so within a reasonable time or within the time period stipulated in the Finance Documents.

8.4    Security Trustee's General Undertakings

       The Security Trustee undertakes to the Financiers that it shall:

       (a) act honestly and in good faith in the performance of its functions as Security Trustee, and show the degree of care and diligence required of a trustee having regard to the extent of its Rights and obligations under the Finance Documents;

       (b) act continuously as Security Trustee until either the Security Trust is terminated, or it retires or is removed in accordance with this clause;

       (c) hold, and account for, the Security Trust Fund separate from any other property owned or administered by it; and

       (d) not sell or otherwise dispose or part with possession of, or grant any Security Interest over, any part of the Security Trust Fund, except to the extent contemplated by the Finance Documents.

8.5    Information to Financiers, Agent and Security Trustee

       (a)    Each of the Agent and the Security Trustee shall:

              (i) promptly provide each Financier with a copy of each material document received by it under any Finance Document; and

              (ii) consult with the Financiers before giving any consent, approval or discharge under any Security.

       (b) Neither the Agent nor the Security Trustee is required to determine the accuracy or completeness of any document or copy which it receives, or which it provides to another party.

8.6    Occurrence of Events of Default

       (a) Neither the Agent nor the Security Trustee is under any obligation to monitor or enquire whether any party is in breach of its obligations under any Finance Document.

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     (b)  The Agent and the Security Trustee are taken to have knowledge of the occurrence of an Event of Default only if a Financier or the Borrower informs them that such an event has occurred and gives details of the event.

8.7  Performance of Obligations

     Each of the Agent and the Security Trustee may:

     (a) perform any of its obligations under the Finance Documents by or through its officers, employees or independent contractors. For the avoidance of doubt, neither the Agent nor the Security Trustee is responsible for any default, negligence or misconduct of any such independent contractors selected by it with reasonable care;

     (b) obtain and pay, subject to indemnification as set out in paragraph (e) for expert advice and services as it thinks fit;

     (c) refrain from doing anything which would, or in its reasonable opinion might, contravene any applicable law or any directive or request of any Government Agency (whether or not having the force of law) or constitute a breach of trust or of any proper practice relating to secrecy or confidentiality;

     (d) do anything which, in its reasonable opinion, is necessary to comply with any applicable law or with any directive or request of any Government Agency (whether or not having the force of law); and

     (e) refrain from exercising any Right under the Finance Documents until it has been indemnified or secured to its reasonable satisfaction against all losses, liabilities, costs and expenses (including legal fees) which it would or might incur as a result of doing so.

8.8  Agent and Security Trustee may Rely on Certain Matters

     Each of the Agent and the Security Trustee may rely:

     (a) on any communication or document reasonably believed by it to be genuine, correct and duly signed;

     (b) as to matters of fact which might reasonably be expected to be within the knowledge of a Transaction Part, on a certificate signed by an Authorised Officer of that Transaction Party; and

     (c)  on any advice or statement of any expert or attorney selected by it.

     The Security Trustee may rely on any instructions given to it by the Agent in relation to the Finance Documents as being instructions from the Majority Financiers (or all the Financiers, as the case may be).

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8.9  Agent and Security Trustee may Assume Certain Matters

     Each of the Agent and the Security Trustee may assume that any statement or representation made by any person in any Finance Document remains true unless a Financier or the Borrower notifies it to the contrary.

8.10 Offices of Financiers

     Each of the Agent and the Security Trustee may:

     (a) assume that the Lending Office of each Financier is that set out in this document, schedule 1 to the Subscription Agreement or in a valid notice of assignment or substitution certificate contemplated by the Subscription Agreement, unless and until it receives a notice specifying another Lending Office that complies with the requirements of the Subscription Agreement; and

     (b)  act on any such notice until it is superseded by a further notice.

8.11 Identity of Financiers

     Each of the Agent and the Security Trustee may assume that each Financier is the beneficial owner of its Rights, and is bound by its Commitment or other obligations, under the Finance Documents, unless and until it receives a valid notice of assignment or substitution certificate contemplated by the Subscription Agreement with respect to that Financier.

8.12 Agent and Security Trustee Not Responsible for Monitoring

     (a)  Each Financier confirms that it:

          (i) has made its own appraisal and investigation of the business, financial condition, status and affairs of the Borrower, the Sponsors and the Business;

          (ii) is solely responsible for continuing that appraisal and investigation after the date of this document;

          (iii) has entered into this document without any inducement from the Agent or the Security Trustee; and

          (iv) has made its own appraisal of its financial return under the Finance Documents.

     (b) Each Financier confirms that it has not relied, and will not rely, on the Agent or the Security Trustee at any time to:

          (i) provide it with any information concerning the business, financial condition, status or affairs of any Transaction Party, the Sponsors or the Business;

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          (ii)  investigate the adequacy, accuracy or completeness of any information provided by any Transaction Party or a Sponsor in connection with the Finance Documents (whether or not the information is circulated to the relevant Transaction Party or the Sponsor by the Agent or the Security Trustee); or

          (iii) assess or keep under review the business, financial condition, status or affairs of any Transaction Party, the Sponsors or the Business.

8.13 Disclosure of Information

     The Agent and the Security Trustee may disclose to the Financiers any information relating to the business, financial condition, status or affairs of any Transaction Party which comes into its possession in its capacity as Agent or Security Trustee, but is not obliged to do so except to the extent that the Finance Documents expressly provide otherwise.

8.14 Receipts and Business Activities

     The Agent and the Security Trustee may:

     (a) retain for its own benefit any amount received by it for its own account; and

     (b) accept deposits from, lend money or provide services to and generally conduct any banking or other business with any party to any Finance Document and any person connected with any such party, without having to account to the Financiers or any other person.

8.15 Agent and Security Trustee as Financier

     If the Agent or the Security Trustee is also a Financier at any time, it has the same rights and powers as a Financier, and may exercise those rights and powers, as if it were not acting as the Agent or the Security Trustee. The Security Trustee may engage in any kind of business with the Borrower, any Sponsor or any other person as if it were not the Security Trustee. The Security Trustee may receive consideration for services provided in such a business, without having to account to the Financiers.

8.16 Protection of Agent and Security Trustee

     Neither the Agent nor the Security Trustee nor any of their officers, employees, agents or related bodies corporate is responsible to any Financier for:

     (a) any recital, statement, representation or warranty contained in any Finance Document, in any information memorandum or in any document or agreement referred to or provided for in, or received by it under, any Finance Document;

     (b) the execution, validity, effectiveness, genuineness, enforceability or sufficiency of the Finance Documents or any document or agreement referred to or provided for in, or received by it under, any Finance Document; or

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     (c)  any failure by a Transaction Party or any surety for a Transaction
          Party to perform its obligations under the Finance Documents,

     or for any losses, liabilities, costs or expenses incurred as a result of:

          (i)   the performance or non-performance by it of its obligations; or

          (ii)  the exercise or non-exercise by it of its Rights,

     under any Finance Document, except to the extent that they are incurred as a result of:

          (iii) its or their fraud, wilful misconduct or gross negligence; or

          (iv) its or their breach of trust, where it fails to show the degree of care and diligence required of it as fiduciary having regard to its Rights and obligations under the Finance Documents.

8.17 Agent and Security Trustee Indemnified by Financiers

     (a) Each Financier severally indemnifies the Agent and the Security Trustee for its own account against, and shall pay the Agent and the Security Trustee on demand the amount of, its proportion (which equals the proportion which its Exposure bears to the total Exposures of all Financiers) of all losses, liabilities, costs, expenses (including, without limitation, legal fees on a full indemnity basis), damages and Taxes (other than Taxes on the overall net income or capital gains of a Financier) which the Agent or Security Trustee incurs in connection with the performance or attempted performance of its functions as Agent or Security Trustee, except to the extent that they are incurred as a result of the fraud, wilful misconduct or gross negligence of the Agent or Security Trustee.

     (b) No payment by a Financier under this sub-clause affects the Borrower's obligations under clause 4.

8.18 Limited Recourse to Security Trustee

     (a)  Subject to paragraph (d):

          (i) the Security Trustee acts, and incurs liabilities, in relation to the Security Trust and the Finance Documents solely in its capacity as trustee of the Security Trust; and

          (ii) the Security Trustee is not personally liable, and the Financiers have no recourse to the Security Trustee, for payment of:

                (A) an amount payable by it under the Finance Documents; and

                (B) any damages awarded for a breach of any of its obligations under the Finance Documents,

                except:

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                (C) to the extent that it obtains final reimbursement from the
                    Security Trust Fund, or could do so by taking appropriate action; or

                (D) if it has no right of indemnity from the Security Trust Fund for the amount or damages because it has committed a breach of trust (by failing to show the degree of care and diligence required of a trustee having regard to its rights and obligations under the Finance Documents).

     (b)  Subject to paragraph (d), the Financiers shall not take any step to:

          (i)   have an administrator appointed to the Security Trustee;

          (ii) have a receiver appointed to the Security Trustee, other than a receiver of all or part of the Security Trust Fund only;

          (iii) have the Security Trustee wound up, or prove in any winding up of the Security Trustee;

          (iv) obtain a judgment against the Security Trustee for the payment of money;

          (v) carry out any distress or execution on any property of the Security Trustee; or

          (vi)  exercise any:

                (A)  right of set-off;

                (B)  right to combine or consolidate accounts; or

                (C)  banker's lien,

                against the Security Trustee, other than in respect of the Security Trust Fund,

          in connection with the Security Trustee's obligations under the Finance Documents.

     (c) Subject to paragraph (d), the Financiers have no rights against or recourse to any related body corporate, shareholder, director, officer, employee or other controlling person of the Security Trustee (each a "Protected Person") in connection with the Security Trustee's obligations under the Finance Documents.

     (d) The other provisions of this clause 8.18 do not affect the Financiers' Rights to:

          (i) proceed against the Security Trustee, a Protected Person, the Security Trust or the Security Trust Fund to the extent necessary to obtain the benefit of the recourse allowed by this clause;

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           (ii)     obtain an injunction, restraining order, order for specific performance or declaration concerning the Security Trust, the Security Trust Fund or the Security Trustee's obligations under the Finance Documents; or

           (iii) proceed against the Security Trustee or a Protected Person following any fraud, wilful misconduct, gross negligence or breach of statute.

8.19  Change of Agent or Security Trustee

      (a) Subject to this clause 8.19, the Agent or the Security Trustee may resign as agent or trustee by giving at least 30 days' notice to the other parties to this document.

      (b) Subject to this clause 8.19, the Agent or the Security Trustee may be removed as agent or trustee by notice from the Majority Financiers which:

           (i) is given to the Agent or the Security Trustee (as applicable), each other Financier which did not form part of the Majority Financiers who made that decision and the Borrower; and

           (ii) takes effect at least 30 days after the date of receipt of such notice by the Agent or the Security Trustee (as applicable), except where the Majority Financiers determine that the Agent or the Security Trustee has failed to perform its obligations under the Finance Documents.

      (c) No resignation or removal under paragraph (b) takes effect until a successor Agent or Security Trustee (as applicable) has been appointed either:

           (i) by the Majority Financiers with the Borrower's approval (such approval not to be unreasonably withheld); or

           (ii) where the Majority Financiers have not appointed (whether from lack of Borrower's approval or otherwise) a successor within 30 days of the date of receipt of the notice of resignation, by the Agent or the Security Trustee, has accepted that appointment in a manner which binds it to perform the obligations of the Agent or the Security Trustee under the Finance Documents, and, in the case of the Security Trustee, has acquired legal title to the Security Trust Fund.

      (d) The retiring Agent or Security Trustee shall, at its own cost, provide the successor Agent or Security Trustee with such documents and assistance as it reasonably requires for the purposes of performing its functions as Agent or Security Trustee under the Finance Documents.

      (e)  On the appointment of a successor Agent or Security Trustee:

           (i) the successor Security Trustee succeeds to the position of the retiring Agent or Security Trustee;

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           (ii)     the retiring Agent or Security Trustee is discharged from
                    any further obligations under the Finance Documents, but without affecting any accrued rights or obligations;

           (iii) the indemnities under the Finance Documents in favour of the retiring Agent or Security Trustee survive with respect to matters occurring before the appointment of the successor Agent or Security Trustee, and the retiring Agent or Security Trustee continues to have the benefit of this clause 8; and

           (iv) the successor Agent or Security Trustee and the other parties to the Finance Documents have the same rights and obligations as if the successor Agent or Security Trustee had been a party to the Finance Documents.

8.20  Agent's and Security Trustee's Fee

      The Borrower agrees to pay the Agent and the Security Trustee such fees for acting as Agent and the Security Trustee as it agrees with the Agent in the Agency Fee Letter and with the Security Trustee, in a separate fee letter from time to time.

8.21  Amendment and Waiver by Agreement of the Majority Financiers

      (a) Subject to the other provisions of this clause and clause 8.22, a Finance Document may be amended or supplemented, and any provision of a Finance Document may be waived, in writing by the parties to that document:

           (i) with the agreement of the Borrower, the Majority Financiers, the Agent and the Security Trustee; or

           (ii) without the agreement of the Majority Financiers or Security Trustee if the amendment, supplement or waiver is to correct a manifest error or in respect of an issue of a minor nature or is of a formal, administrative or technical nature only.

           Where the Majority Financiers are required to agree and so agree, the Agent may execute and give effect to the amendment, supplement or waiver on behalf of all Financiers.

      (b) If an amendment, supplement or waiver is effected under this clause or clause 8.22:

           (i) the Agent shall promptly notify each of the parties to this document; and

           (ii)     it is binding on all the other parties to the Finance
                    Documents.

8.22  Amendment and Waiver by Agreement of all Financiers

      The agreement in writing of all Financiers is required for an amendment, supplement or waiver to a Finance Document which:

      (a)  relates to the definition of "Majority Financiers" in clause 1.1;

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                                                                             77.

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     (b)  extends the date for, changes the order for, or changes the amount of, any payment under the Finance Documents;

     (c) increases a Financier's Commitment or other obligation to provide money;

     (d)  relates to this clause 8.22;

     (e) relates to a provision which provides expressly that it may only be amended, supplemented or waived with the consent of all Financiers; or

     (f)  materially adversely affects the Securities (taken as a whole).

9.   ENFORCEMENT

9.1  Events of Default

     Each of the following unless waived by the Agent (acting on the instructions of the Majority Financiers) is an Event of Default:

     (a) (no payment): a Transaction Party fails to pay when due any amount owing by it under the Finance Documents and that failure continues for more than 2 Business Days after the due date.

     (b)  (ICR): the ICR on any 2 consecutive Quarterly Dates falls below 1.2.

     (c)  (breach of obligations): the breach by a Transaction Party of:

          (i) any non-payment obligations under the Finance Documents that the Agent reasonably considers that Transaction Parties is unable to remedy and that would have a Material Adverse Effect; and

          (ii) any other material non-payment obligations under the Finance Documents and such breach is not remedied within 14 days after the receipt by the defaulting Transaction Party of a notice from the Agent specifying the failure and requiring its remedy.

     (d) (security unenforceable): any material obligation under any Security becomes unenforceable, illegal or invalid.

     (e)  (security interest):

          (i)       any Security is enforced or becomes enforceable; or

          (ii)      any Security Interest other than a Security:

                    (A)  is enforced; or

                    (B) becomes enforceable where that would have a Material Adverse Effect,

          against any asset of any Transaction Party.

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     (f)  (cross-default):

          (i) Financial Indebtedness of any Transaction Party aggregating at any point in time to at least $2 million or its equivalent:

                    (A) is not paid when due (or within an applicable grace period); or

                    (B) becomes due and payable before its stated maturity or expiry as a result of a default event or an equivalent circumstance and is not paid immediately by the Transaction Party.

                    This sub-paragraph will not apply if the obligations to pay the above Financial Indebtedness is being and continues to be contested diligently and in good faith on reasonable grounds by that Transaction Party by appropriate proceedings;

          (ii) a facility or obligation granted to the Transaction Party to provide financial accommodation or to acquire or underwrite Financial Indebtedness aggregating at any point in time to at least $2 million or its equivalent is prematurely terminated as the result of a default event or equivalent circumstance relating to that Transaction Party and that premature termination would have a Material Adverse Effect; or

          (iii) an event of default as defined in another Finance Document occurs.

          For the purpose of this paragraph, if a person is required to provide cash cover for Financial Indebtedness as a result of an actual, likely or threatened default or an event of default or termination, cancellation, special prepayment or similar event, whatever called, that Financial Indebtedness will be taken to be due and payable, and when the cash cover is provided, the relevant Financial Indebtedness will be taken to have been paid. Subparagraphs (i) and (ii) above will not apply if the Transaction Party exercises an optional right of prepayment or termination or prepays or terminates by mutual consent of the relevant parties in either case in the absence of actual, likely or threatened default or an event of default or termination, cancellation, special prepayment or similar event, whatever called.

     (g)  (abandonment):

          (i) any Transaction Party shuts down, suspends operations or ceases or threatens to cease to carry on, own and to maintain, without intention to resume the Business or a material part of the Business; or

          (ii) any event occurs which causes unreasonable interference (as defined in the Lease Agreements) to the Business and that event is not remedied within 120 days; or

          (iii) the Business suffers an actual or constructive loss or material damage,

          where in any such case that would have a Material Adverse Effect.

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     (h)  (illegality, etc): any material obligation of a Transaction Party under the Finance Documents becomes, for any reason, illegal, invalid or unenforceable unless the Borrower can demonstrate that alternative, legal obligations can be put in place to the satisfaction of the Agent.

     (i) (compulsory acquisition): any Government Agency commences any action or otherwise takes steps which are reasonably likely to result in the compulsory acquisition of a portion of the Business which would have a Material Adverse Effect.

     (j) (capital reduction): any Transaction Party passes a resolution, without the prior written consent of the Agent:

          (i)       for the reduction of its share capital;

          (ii) to limit its ability to make calls on its uncalled share capital; or

          (iii) approving the purchase by the Transaction Party of any shares in itself other than redeemable preference shares.

     (k) (insolvency event): an Insolvency Event occurs in relation to any Transaction Party.

     (l) (representations inaccurate): any representation or warranty in a Finance Document is false, misleading or incorrect in any material respect when made or repeated.

     (m) (amendment to governing legislation): any amendment to the WA Rail Legislation, the SA Rail Legislation or any replacement legislation governing the Business is introduced which affects the ability of the Group to meet its obligations under the Finance Documents where that would have a Material Adverse Effect.

     (n)  (key documents):

          (i) any Project Document or Material Contract is amended without the consent of the Agent where that amendment would have a Material Adverse Effect; or

          (ii) any Project Document is terminated or ceases to be in full force and effect or any material obligation thereunder becomes for any reason illegal, invalid or unenforceable or any material default occurs thereunder which is not remedied within 21 days or any applicable grace period or remedy period allowed under the relevant Project Document, if longer; or

          (iii) any Material Contract is terminated or ceases to be in full force and effect without the consent of the Agent (other than where that Material Contract is replaced as contemplated by clauses 3.1(o) and 3.3(b)(iii); or

          (iv) any material obligation under a Material Contract becomes for any reason illegal, invalid or unenforceable and such occurrence would have a Material Adverse Effect; or

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          (v)  any default occurs under a Material Contract which is not remedied within 21 days where such failure to remedy would have a Material Adverse Effect.

     (o) (material adverse change): any change occurs in the financial position of a Transaction Party or the Business, or any other event occurs, which in the opinion of the Majority Lenders would have a Material Adverse Effect.

     (p) (ownership): the Sponsors cease to own and beneficially control at least 51% jointly and a minimum of 20% in respect of each Sponsor (directly or through a wholly-owned subsidiary) of the shares in each Transaction Party other than immediately following an initial public offering in relation to ARG in which case the Sponsors (directly or through a wholly-owned subsidiary) must own and beneficially control:

          (i)  the greater of:

               (A)  35% of the shares in ARG, jointly; and

               (B)  the lesser of:

                    (I) more than the joint holding of the five largest shareholders (excluding the Sponsors); and

                    (II) 51%,

                    of the shares in ARG, jointly; and

          (ii) a minimum of 10% of the shares in ARG, in respect of each Sponsor.

     (q) (Authorisations): any Transaction Party ceases to be accredited as an owner or operator as the case may be) for the purposes of the Rail Safety Act or the Network Lessee ceases to be an "eligible company" under section 13(2) of the Act or any other Authorisation necessary for the Business or the Project is cancelled, suspended, found to be invalid, revoked, repealed, transferred, modified, amended, withdrawn or not renewed on expiry where in any such case that would have a Material Adverse Effect.

9.2  Consequences of an Event of Default

     (a) If an Event of Default is subsisting, the Agent may (and shall if so directed by the Majority Financiers), or in the circumstances contemplated by clause 8.3(e) a Financier may, at any time, by notice to the Borrower, exercise any or all of the following Rights:

          (i) declare that all the Secured Money is due and payable, in which case the Secured Money is immediately due and payable; or

          (ii) exercise any or all remedies available to it including set-off and application of all money on deposit in the Project Accounts.

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     (b)  If an Event of Default is subsisting under clause 9.1(a) with respect to any amount owing to a Senior Working Capital Facility Provider under a Senior Working Capital Facility Agreement, the Agent may (and shall if so directed by the Senior Working Capital Facility Provider) or in the circumstances contemplated by clause 8.3(e) the Senior Working Capital Facility Provider may, at any time, by notice to the Borrower, exercise any or all of the following Rights:

          (i) declare that all moneys actually or contingently owing under a Senior Working Capital Facility (being part of the Secured Money) are due and payable, in which case those moneys are immediately due and payable; and

          (ii) exercise any or all remedies available to it including set off and application of all money on deposit in the Project Accounts.

     (c) If an Event of Default is subsisting under clause 9.1(a) with respect to any amount owing to a Hedge Counterparty under an Interest Rate Hedging Agreement the Agent may (and shall if so directed by the Hedge Counterparty whose Interest Rate Hedging Agreement has been breached ("Relevant Hedge Counterparty")) or in the circumstances contemplated by clause 8.3(e), the relevant Hedge Counterparty may (without limiting any other rights it may have under the Interest Rate Hedging Agreement), at any time, by notice to the Borrower, exercise any or all of the following Rights:

          (i) declare that all moneys owing under Relevant Hedge Counterparty's Interest Rate Hedging Agreement (being part of the Secured Money) are due and payable, in which case those moneys are immediately due and payable; and

          (ii) exercise any or all remedies available to it including set off and application of all money on deposit in the Project Accounts.

9.3  No Recourse

     Except to the extent that the Sponsors, Subordinated Lenders or Mortgagors have given any representations and warranties to the Agent, the Security Trustee or Financiers or have any express obligations to the Agent, the Security Trustee or the Financiers under the Finance Documents, there will be no recourse to the Sponsors, Subordinated Lenders or Mortgagors in respect of the Finance Documents.

9.4  Cash cover for contingent liabilities

     (a) The Senior Working Capital Facility Provider shall hold by way of cash cover:

          (i) any amount paid under clause 9.2(b)(i) in respect of the contingent liability under any Bank Guarantee (as defined in the Senior Working Capital Facility Agreement); and

          (ii) interest credited under this clause.

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     (b)  The Senior Working Capital Facility Provider may at any time apply any such money in or towards satisfaction of any sum at any time payable by the Borrower to the Senior Working Capital Facility Provider under or in relation to the Senior Working Capital Facility.

     (c) Any money held under paragraph (a) (including interest) will accrue and be credited with interest at a rate and in the manner that the Senior Working Capital Facility Provider determines would apply to deposits at call (or of any other term specified by the Senior Working Capital Facility Provider) of a similar amount under its normal procedures.

     (d) The balance of the money held under paragraph (c) (including interest) will only be repayable to the extent that on any date it exceeds the amount of the Secured Money payable to the Senior Working Capital Facility Provider (including without limitation the face value of any outstanding Bank Guarantees and all amounts which are then or may subsequently become contingently owing in respect of any Bank Guarantee). Whenever there is such an excess that excess will be payable on demand.

10.  CURRENCY INDEMNITY

     If, for any reason (including as a result of a judgment or order), an amount payable by the Borrower under or in respect of a Finance Document (the "Relevant Amount") is received by the Agent, the Security Trustee or a Financier in a currency (the "Payment Currency") that is not the currency in which the amount is expressed to be payable under that Finance Document (the "Required Currency") then the Borrower, as an independent obligation, must indemnify the Agent, the Security Trustee or the Financier against, and must pay it on demand the amount of, any shortfall between:

     (a) the amount of Required Currency which the other party receives on converting the amount it received in the Payment Currency into an amount in the Required Currency in accordance with its usual practice; and

     (b)  the Relevant Amount in the Required Currency.

11.  INCREASED COSTS AND CHANGE OF LAW

11.1 Increased Costs

     (a)  If following:

          (i)  the introduction or commencement after 24 October 2000; or

          (ii) any change after 24 October 2000 in, or in the interpretation, application or administration of, or in the method of compliance by a Financier with,

     any law, regulation, order, official policy, directive, request, requirement or guideline of any central bank or government or any governmental, fiscal, monetary, supervisory or other authority, whether or not having the force of law but if not having the force of law observance of which is customary in accordance with the practice of responsible bankers in the relevant jurisdiction (including, without limitation, any form of reserve

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                                                                             83.

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     requirement, statutory reserve deposit, special deposit, variable deposit ratio, capital adequacy ratio, equity ratio, liquidity ratio, liabilities ratio or other requirement or restriction but excluding any tax imposed on the overall net income of a Financier), (in each case an "Increased Costs Event"), a Financier determines that in its reasonable opinion that Increased Costs Event has the effect of:

          (iii) increasing the Financier's effective cost of funding or maintaining its commitment, or reducing the Financier's or any of its holding companies' effective return or amounts received under or in respect of any Finance Document; or

          (iv) reducing the Financier's or any of its holding companies' return on capital directly or indirectly allocated to its commitment (including because more capital needs to be allocated to any capital loan or its commitment or cannot be used elsewhere); or

          (v) requiring a Financier to make a payment or to forgo interest or other return on or calculated by reference to an amount received or receivable under the Finance Documents then:

                (A) when the Financier becomes aware of it, it or the Agent must notify the Borrower; and

                (B) within 30 days of demand, the Borrower must (unless it can be proven that there is an error in determination of the increased cost or its calculation) subject to this paragraph pay the amount the Financier certifies is necessary to compensate it or the relevant holding company (as the case may be).

     (b)  A Financier must:

          (i) at the request of the Borrower and at its cost, negotiate in good faith with the Borrower with a view to finding a means of avoiding the effect of the relevant circumstance, including by changing the Financier's Lending Office or transferring the Financier's rights and obligations to another financial institution acceptable to the Borrower; and

          (ii) use reasonable endeavours to minimise any cost, reduction, payment or forgone interest or other return to the extent that it cannot otherwise be avoided.

     (c) The indemnity in this clause 11.1 will not extend to prospective changes to any law, regulatory requirement, official directive, request or requirement which has been legislated at the date of this document if it was reasonably certain that the prospective change would become law or would take effect and it would be unreasonable for the relevant Financier not to have taken that change into account in determining its likely overall return.

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                                                                             84.

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11.2 Indirect Cost, Reduction or Payment

     A Financier may claim compensation under clause 11.1, not only for an additional cost, reduction or payment directly attributable to a Finance Document, but also for that proportion of any additional cost, reduction or payment which that Financier (acting reasonably) determines is fairly attributable to a Finance Document. In claiming such compensation a Financier will not seek to recover any amount from the Borrower which is rightly attributable to other borrowers.

11.3 Prepayment Following Increased Cost

     If the Borrower has received a notice from a Financier under clause 11.1, and that notice has not been withdrawn by a Financier, it may, by notice given to that Financier:

     (a) terminate that Financier's obligation to provide its Commitment under one or all of the Facilities; and

     (b)  elect to prepay the Secured Money owed to that Financier.

11.4 Effect of Notice Following Increased Costs

     A notice given by the Borrower under clause 11.3:

     (a)  is effective upon receipt by a Financier;

     (b)  is irrevocable; and

     (c) binds the Borrower to act in accordance with any election made in that notice.

11.5 Change of Law

     If, in the reasonable opinion of a Financier:

     (a) a law or a directive or request (whether or not having the force of law) of any Government Agency not in effect at the date of Financial Close or, if later, the date it became a Financier (the "Relevant Date"); or

     (b) an amendment after the Relevant Date to, or a change after the Relevant Date in the interpretation or application of, a law or a directive or request (whether or not having the force of law) of a Government Agency, makes or will make it illegal in any jurisdiction, or otherwise impossible, for a Financier to provide or continue to make one or more of the Facilities available, a Financier must as soon as reasonably practicable after that view is formed give notice (a "Change of Law Notice") to the Borrower that it considers that this has happened or that it will happen.

11.6 Date on which Future Change of Law will Occur

     If a Financier states in a Change of Law Notice that it considers that it will become illegal or impossible to provide or continue to make one or more of the Facilities available, the Financier may specify a date in that notice as the date on which it considers that this will

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                                                                             85.

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       happen. The Financier may also give further notices (each a "Follow-Up
       Notice") specifying:

       (a) a date (or a different date) as the date on which it considers that this will happen; or

       (b)    that it has happened.

11.7   Termination of Financier's Obligations

       If a Financier gives a Change of Law Notice, its obligation to make the specified Facility or Facilities available terminates on the date on which it considers it will become illegal or impossible to provide or continue to make the specified Facility or Facilities available.

11.8   Prepayment before Change of Law

       If a Financier gives a Change of Law Notice or a Follow-Up Notice specifying a date on which it considers it will or has become illegal or impossible to provide or continue to make one or more of the Facilities available, the Borrower may:

       (a) terminate that Financier's obligation to provide its Commitment under one or all of the Facilities; and

       (b)    elect to prepay the Secured Money owed to that Financier.

12.    GOODS AND SERVICES TAX

       (a) Notwithstanding any provision of a Finance Document, the Borrower must in relation to any Taxable Supply under a Finance Document or relating to the Senior Facilities:

              (i) pay the Agent, the Security Trustee or the Financiers, an amount equal to the GST Exclusive Consideration multiplied by the GST Rate, without deduction or set-off of any other amount;

              (ii) make that payment on the later of the date on which the Agent, the Security Trustee or the Financiers forward to the Borrower an Invoice relating to that payment and the due date for payment of any part of the GST Exclusive Consideration; and

              (iii) indemnify on demand the Agent, the Security Trustee or the Financiers from GST on each Taxable Supply to the extent that the Agent, the Security Trustee or the Financiers have not already been compensated under clause 12(a)(i) and against any damage or cost arising from or caused by the failure by the Borrower to pay any amount as required by this clause; and

       (b) the Agent, the Security Trustee or the Financiers must where appropriate under the GST Law and, whenever requested by the Borrower and at the cost and expense of the Borrower, issue an Invoice to the Borrower for the GST on each Taxable Supply, and must include in the Invoice the particulars required by the GST Law for the Borrower to obtain a credit for that GST.

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                                                                             86.

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13.    ASSIGNMENTS AND SUBSTITUTIONS

13.1   Successors and Assigns

       This document binds, and takes effect for the benefit of, each party and its successors, permitted assigns, transferees and substitutes.

13.2   Assignment by Borrower

       The Borrower may not assign or otherwise transfer the benefit of the Finance Documents or any of its rights, duties or obligations under the Finance Documents without the prior written consent of the Financiers.

13.3   Substitution by a Financier

       (a) Subject to clause 13.4, a Financier may assign, novate, transfer or otherwise deal with its rights and obligations under the Finance Documents in an amount greater than $15 million with the consent of the Borrower (which must not be unreasonably withheld).

       (b)    The Borrower's consent under paragraph (a) is not required where:

              (i) the novatee or assignee has a BBB+ or higher credit rating assigned to it by S&P (or an equivalent rating by Moody's) or is a wholly-owned subsidiary of a Financier;

              (ii)   there is no increased cost to the Borrower; and

              (iii) the novatee or assignee has not been identified in writing by the Borrower to the Agent as being commercially unacceptable to the Borrower.

       (c) The Borrower acknowledges that in forming a view about the commercial acceptability of potential assignees or novatees in accordance with paragraph (b):

              (i)    the Borrower must at all times act reasonably;

              (ii) the Borrower will only form such view when the financial institution in question has in previous dealings with the Borrower acted oppressively towards the Sponsors when compared with the standard of behaviour in commercial dealings expected of reputable financial institutions; and

              (iii) the number of potential assignees or novatees which the Borrower considers to be commercially unacceptable must not at any time in aggregate exceed 3.

       (d) Nothing in this clause requires a Financier to transfer any of its rights and obligations under an Interest Rate Hedge Agreement together with any other rights or obligations under a Finance Document it proposes to transfer under this clause.

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                                                                             87.

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13.4   Sub-participation by a Financier

       A Financier may, without being required to obtain the Borrower's consent or to provide any prior notice to the Borrower, assign, transfer, sub-participate or otherwise deal with all or any part of its benefit under the Finance Documents to any person (including without limitation a trustee of a trust or a corporate vehicle established for the purposes of securitisation), provided that the Financier will remain the lender of record in respect of the Finance Documents.

13.5   Disclosure by a Financier

       The Financiers may, subject to the prior execution and delivery to the Borrower of a confidentiality agreement in a form reasonably acceptable to the Borrower, disclose to any assignee, transferee or sub-participant under this clause such information in relation to the Finance Documents, the Borrower or the Holding Companies as that person reasonably requires without being required to obtain the Borrower's consent or to provide any prior notice to the Borrower.

13.6   Procedure for Substitution

       (a) A Retiring Financier may arrange to substitute a New Financier for itself in respect of any or all of its Commitment, its participation in the Principal Outstanding and its rights or obligations as a Financier under the Syndicated Senior Facilities Documents and this document by delivering to the Security Trustee five counterparts of a Substitution Deed executed (in the Australian Capital Territory, New South Wales or such other jurisdiction as the Borrower may reasonably require) by itself and by the proposed New Financier.

       (b) Each party to the Syndicated Senior Facilities Documents and this document, including any party which has acceded to the Syndicated Senior Facilities Documents and this document, (other than the Retiring Financier and the proposed New Financier) irrevocably authorises the Security Trustee to:

              (i) execute on its behalf a Substitution Deed delivered under paragraph (a);

              (ii) execute any other document, and do anything else on its behalf, which the Security Trustee believes is necessary or desirable to effect the Substitution.

       (c) After receiving a Substitution Deed under paragraph (a), and the fee payable to the Security Trustee in accordance with clause 13.9 the Security Trustee shall:

              (i)    notify the Borrower and the Agent;

              (ii) countersign (in Australian Capital Territory, New South Wales or such other jurisdiction as the Borrower may reasonably require) the counterparts on behalf of all the other parties to this document (except the Retiring Financier and the proposed New Financier); and

              (iii) retain one counterpart and deliver the others to the Retiring Financier, the proposed New Financier, the Agent and the Borrower.

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                                                                             88.

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       (d)    On the "Substitution Date" referred to in the Substitution Deed:

              (i) the New Financier is, by novation, substituted for the Retiring Financier in relation to those rights and obligations of the Retiring Financier specified in the Substitution Deed; and

              (ii) the Retiring Financier is released from its obligations to the extent stated in the Substitution Deed.

13.7   Consequences of Substitution

       If a Financier arranges a substitution in respect of any of its rights and obligations in accordance with this clause 13:

       (a) references in the Syndicated Senior Facilities Documents and this document, to the Retiring Financier, as a "Lender" or otherwise (and the Retiring Financier's identity and address), are to be taken as references to:

              (i) the Retiring Financier and the New Financier (and their respective identities and addresses), in each case to the extent of its Commitment and the related rights and obligations; or

              (ii) where the Retiring Financier has no further rights or obligations, to the New Financier (and its identity and address);

       (b) all agreements, representations and warranties made in this document and each other Finance Document survive any substitution made under this clause 13.7, and take effect for the benefit of the New Financier and the Retiring Financier to the extent of their respective Commitment and the related rights and obligations;

       (c) the Retiring Financier is not responsible to the New Financier for the performance by the Borrower of any of its obligations under the Finance Documents; and

       (d) the Retiring Financier is not obliged to accept a re-assignment or re-transfer from the New Financier of any rights or obligations acquired by the New Financier under a Substitution Deed.

13.8   Borrower not responsible for costs

       The Borrower will not be responsible for any additional cost, liability or Tax which arises after an assignment of rights or transfer of obligations and which would not have arisen if the assignment or transfer had not occurred.

13.9   Security Trustee's Fee

       A Retiring Financier after primary syndication must pay to the Security Trustee an administration fee of $2,500.00 (together with GST of 10% on this amount) in respect of the substitution of its obligations under this document.

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                                                                             89.

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14.    SET-OFF

       If an Event of Default occurs and is subsisting, the Agent, the Security Trustee or a Financier, without notice to the relevant Transaction Party, may combine any account that the Agent, the Security Trustee or a Financier holds with that Transaction Party with, or set-off any amount that is or may become owing by that Transaction Party to the Agent, the Security Trustee or a Financier against, any amount owing by that Transaction Party to the Agent, the Security Trustee or the Financier under any Finance Document. For this purpose the Agent, the Security Trustee or the Financier may:

       (a) change the terms (including the repayment date) of any account or other payment obligation between the parties;

       (b) convert amounts into different currencies in accordance with the Agent's, the Security Trustee's or the Financier's usual practice; and

       (c) do anything (including execute any document) in the name of that Transaction Party that the Agent, the Security Trustee or the Financiers consider necessary or desirable.

       This clause overrides any other document or agreement to the contrary.

15.    CONFIDENTIALITY

       Except to the extent expressly contemplated by a Transaction Document, a party may not disclose the contents or terms of any Finance Document or any information or documents received by it in connection with the negotiation of, or pursuant to the provisions of, any Finance Document without the consent of the Borrower (in the case of a disclosure by a Financier, the Security Trustee or the Agent) or the Agent (in the case of a disclosure by the Borrower, a Sponsor, a Holding Company, a Mortgagor, a Subordinated Lender or any other Transaction Party), except to the extent that:

       (a) the information is available to the public generally (except as a result of a previous breach of this clause);

       (b) that party is required to make the disclosure by law or under any administrative guideline, directive, request or policy whether having the force of law or not the observance of which, if not having the force of law, is in accordance with the practice of responsible persons similarly situated;

       (c) the disclosure is necessary or advisable for the purpose of obtaining any Authorisation from any Government Agency;

       (d) it is necessary or expedient that the disclosure be made to any taxation or fiscal authority;

       (e) the disclosure is made on a confidential basis to the officers, employees or agents of that party or to the professional advisers of that party for the purpose of obtaining professional advice in relation to that Finance Document or the enforcement of it or otherwise for the purpose of consulting those professional advisers; or

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     (f)  the disclosure is required or desirable to be made in relation to any procedure for discovery of documents and any proceedings before any court, tribunal or regulatory body.

16.  COSTS AND GENERAL INDEMNITY

16.1 Indemnity

     The Borrower indemnifies, the Agent, the Security Trustee and each Financier against any claim or action, and must pay the Agent, the Security Trustee and each Financier on demand the amount of, all losses, liabilities, costs and expenses (including reasonable legal expenses on a full indemnity basis) and Taxes (other than Taxes on the overall net income or capital gains of a Financier) in connection with:

     (a) the negotiation, preparation, execution, delivery, stamping and registration of the Finance Documents in accordance with, where applicable, any agreements on legal or consultant's fees (subject to the right of the other parties to seek the Borrower's agreement to an increased amount);

     (b) the occurrence of any Event of Default or Potential Event of Default including any breach of warranty which constitutes an Event of Default;

     (c) any exercise or attempted exercise of any Right consequent upon or arising out of the occurrence of any Event of Default or Potential Event of Default (including, without limitation, the engaging of consultants to assist in the evaluation of circumstances relevant to the determination of the occurrence of an Event of Default or Potential Event of Default);

     (d) the administration, enforcement or attempted enforcement or preservation or attempted preservation of any Right, or the performance or attempted performance of any obligations, under or in relation to the Finance Documents including in relation to obtaining or receiving payment of any of the Secured Moneys;

     (e) any amendment to, or any consent, approval, waiver, release or discharge of or under, any Finance Document (including all consultant's fees and costs which have been pre-agreed with the Borrower);

     (f) any funding requested by the Borrower in accordance with the relevant Finance Document not being provided for any reason (including failure to fulfil any condition precedent but excluding any default by the Agent, the Security Trustee or the Financier); or

     (g) a Financier receiving payments of principal in respect of any Financial Indebtedness before the last day of its due date for any reason, including prepayment under any Finance Document but excluding default by the Agent, the Security Trustee or the Financier.

     Without limitation the indemnity will cover any amount determined by the relevant Financier to be incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the relevant Financier to fund or maintain any

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                                                                             91.

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     amount (excluding loss of margin) and by reason of the reversing or termination of any agreement or arrangement entered into by the relevant Financier to hedge, fix or limit its effective cost of funding or maintaining any amount ("Break Costs").

     The relevant Financier will use all reasonable efforts to mitigate any loss it may incur as a consequence of the liquidation or re-employment of deposits or other funds or by reason of the reversing or termination of any agreement or arrangement, in each case as referred to in the previous paragraph.

17.  NOTICES

17.1 How to give a notice

     A notice, consent or other communication under this document is only effective if it is:

     (a)  in writing, signed by or on behalf of the person giving it;

     (b)  addressed to the person to whom it is to be given; and

     (c)  either:

          (i) delivered or sent by pre-paid mail (by airmail, if the addressee is overseas) to that person's address;

          (ii) sent by fax to that person's fax number and the machine from which it is sent produces a report that states that it was sent in full; or

          (iii) sent by email to the person's email address and an acknowledgement of receipt is generated by the recipient's email system.

17.2 When a notice is given

     A notice, consent or other communication that complies with this clause is regarded as given and received:

     (a)  if it is delivered or sent by fax:

          (i) by 5.00 pm (local time in the place of receipt) on a Business Day - on that day; or

          (ii) after 5.00 pm (local time in the place of receipt) on a Business Day, or on a day that is not a Business Day - on the next Business Day; and

     (b)  if it is sent by mail:

          (i)   within Australia - 3 Business Days after posting; or

          (ii) to or from a place outside Australia - 7 Business Days after posting; and

     (c) if it is sent by email, upon the sender contacting the recipient and confirming receipt.

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17.3 Address for notices

     A person's address, fax number and email address are those set out below, or in Schedule 1, or as the person notifies the sender:

     Agent:

     Australia and New Zealand Banking Group Limited

     Address:       ANZ Global Structured Finance - Agency Services
                    Level 17
                    530 Collins Street
                    Melbourne Vic 3000

     Facsimile:     (03) 9273 2111

     Attention:     The Manager (Westrail)

     Email:         scheerm@anz.com

     Security Trustee:

     ANZ Capel Court Limited

     Address:       C/- Julie Piper (Westrail)
                    Level 17
                    530 Collins Street
                    Melbourne Vic 3000

     Facsimile:     (03) 9273 2111

     Attention:     Julie Piper

     Email:         piperj2@anz.com

17.4 Electronic Communication

     On a date to be determined by the Agent and notified to the other parties to this document, notices, requests, demands, consents, approvals, agreements or other communications to or by the Agent or the Security Trustee or both:

     (a) may be given by means of a secure website established by the Agent or the Security Trustee or both or other electronic means in a manner and subject to rules established by the Agent or the Security Trustee or both (after having consulted with the Majority Financiers) and agreed by the Borrower; and

     (b) if given in the manner provided in, and in accordance with the rules established under, paragraph (a) of this clause, will be taken to be given or made in accordance with the rules referred to in clauses 17.1, 17.2 and 17.3.

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18.  OBLIGATIONS OF SENIOR WORKING CAPITAL FACILITY PROVIDER AND ACCOUNT BANK

     (a) The Senior Working Capital Facility Provider and any Lender who is the holder of the Proceeds Account (the "Account Bank") is not under any obligation to monitor or enquire whether any party is in breach of its obligations under any Finance Document.

     (b) The Senior Working Capital Facility Provider and the Account Bank shall:

          (i) act in accordance with any instructions of the Security Trustee in relation to any Mortgaged Property; and

          (ii) refrain from exercising a Right vested in it in its capacity as Senior Working Capital Facility Provider and Account Bank under any Finance Document if so instructed by the Security Trustee, except in relation to amounts due to it in its own right. The Security Trustee may only give the instructions referred to in this paragraph if an Event of Default has occurred and is subsisting. The instructions of the Security Trustee, once given, are binding on all parties to this document.

     (c) The Senior Working Capital Facility Provider and the Account Bank may refrain from exercising any Right vested in it under the Finance Documents until it has received instructions from Security Trustee as to whether it is to be exercised and, if applicable, the way in which it is to be exercised.

19.  DISCHARGE OF SUBORDINATED LENDER

     The Agent, the Security Trustee and the Financiers must at the request of a Mortgagor or a Subordinated Lender release that Mortgagor or Subordinated Lender from all its obligations in its capacity as Mortgagor or a Subordinated Lender (as applicable) under this document and each other Finance Document other than its obligations for any accrued liability arising from any representations and warranties that Mortgagor or Subordinated Lender gave under clause Error! Reference source not found. if:

     (a) (in the case of a release of a Subordinated Lender in its capacity as such) no Subordinated Payment Obligations are owed by any Transaction Party to the Subordinated Lender as a result of payments or other actions permitted by this document;

     (b) (in the case of a release of a Mortgagor in its capacity as such) the Mortgagor is entitled to a discharge with respect to all the shares held by it in the relevant Transaction Party under the Security Interest created by the Mortgage over those shares, in circumstances that do not give rise to an Event of Default.

20.  RELEASE OF SECURITIES

     (a) If requested by the Borrower, the Security Trustee will release the Securities if the Agent is satisfied that:

________________________________________________________________________________

                                                                             94.

________________________________________________________________________________

          (i) the Borrower has been assigned a credit rating of at least BBB by S&P or an equivalent rating by Moody's; and

          (ii) the Borrower intends to undertake a capital markets debt issue as evidenced by the formal appointment of underwriters and arrangers for the issue.

     (b) The Borrower must ensure reinstatement of the Securities if after their release by the Security Trustee:

          (i) the credit rating assigned to the Borrower by S&P is reduced to below BBB (or its equivalent in the case of Moody's); and

          (ii) at the time of the reduction in the rating referred to in subparagraph (i) the Borrower is not restricted by any existing capital markets programme in respect of which it is the issuer from providing security ranking pari passu with that capital markets debt.

21.  SUBSTITUTE SUBLESSEE

     Notwithstanding any other provision of this document:

     (a) the Substitute Sublessee is not obliged to pay or indemnify any other present and future party to this document; and

     (b) there is no recourse to the Substitute Sublessee by any other present and future party to this document,

     in relation to any amount (including any indemnity amount), which may be or become payable as a direct or indirect consequence of a breach by the Substitute Sublessee of any of its representations, warranties or undertakings given in this document.

22.  GENERAL

     Clauses 3.1 (Governing Law), 3.2 (Waiver), 3.3 (Operation of this document), 3.4 (Indemnities), 3.5 (Statements by the Security Trustee or the Agent), 3.6 (Giving Effect to this Document), 3.7 (Counterparts), 3.8 (Attorneys), 3.9 (No Merger) and 3.10 (Exclusion of Contrary Legislation) of the Security Trust Deed apply as if set out in full in this document.

________________________________________________________________________________

                                                                             95.

________________________________________________________________________________

                                   SCHEDULE 1

                                     PARTIES

                                     PART A

                                    SPONSORS

------------------------------------------------------------------------------------------------------------------------

                        Name and ACN                                                   Details
------------------------------------------------------------------------------------------------------------------------
Wesfarmers Limited                                            Address:          London Court
ACN 008 984 049                                                                 13 London Circuit
                                                                                Canberra City  2601  ACT

                                                              Attention:        Daniel Moulis
                                                              Facsimile:        (02) 6240 6222
                                                              Email:            daniel_moulis@freehills.com.au

------------------------------------------------------------------------------------------------------------------------

Genesee & Wyoming Inc.                                        Address:          London Court
                                                                                13 London Circuit
                                                                                Canberra City  2601  ACT

                                                              Attention:        Daniel Moulis
                                                              Facsimile:        (02) 6240 6222
                                                              Email:            daniel_moulis@freehills.com.au

------------------------------------------------------------------------------------------------------------------------


                                     PART B

                              SUBORDINATED LENDERS

------------------------------------------------------------------------------------------------------------------------

                        Name and ACN                                                   Details
------------------------------------------------------------------------------------------------------------------------
Wesfarmers Railroad Holdings Pty Ltd                          Address:          London Court
ACN 008 705 986                                                                 13 London Circuit
                                                                                Canberra City  2601  ACT

                                                              Attention:        Daniel Moulis
                                                              Facsimile:        (02) 6240 6222
                                                              Email:            daniel_moulis@freehills.com.au

------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________

                                                                             96.

________________________________________________________________________________

----------------------------------------------------------------------------------------------------------
GWI Holdings Pty Ltd                                 Address:          London Court
ACN 094 819 806                                                        13 London Circuit
                                                                       Canberra City  2601  ACT

                                                     Attention:        Daniel Moulis
                                                     Facsimile:        (02) 6240 6222
                                                     Email:            daniel_moulis@freehills.com.au

----------------------------------------------------------------------------------------------------------

________________________________________________________________________________

                                                                             97.

________________________________________________________________________________

                                     PART C

                                   MORTGAGORS

--------------------------------------------------------------------------------------------------------

                        Name and ACN                                        Details
--------------------------------------------------------------------------------------------------------
Australian Railroad Group Pty Ltd                  Address:          London Court
ACN 080 579 308                                                      13 London Circuit
                                                                     Canberra City  2601  ACT

                                                   Attention:        Daniel Moulis
                                                   Facsimile:        (02) 6240 6222
                                                   Email:            daniel_moulis@freehills.com.au

--------------------------------------------------------------------------------------------------------

ARG Financing Pty Ltd                              Address:          London Court
ACN 094 806 078                                                      13 London Circuit
                                                                     Canberra City  2601  ACT

                                                   Attention:        Daniel Moulis
                                                   Facsimile:        (02) 6240 6222
                                                   Email:            daniel_moulis@freehills.com.au

--------------------------------------------------------------------------------------------------------

Australia Southern Railroad Pty Ltd                Address:          London Court
ACN 079 444 296                                                      13 London Circuit
                                                                     Canberra City  2601  ACT

                                                   Attention:        Daniel Moulis
                                                   Facsimile:        (02) 6240 6222
                                                   Email:            daniel_moulis@freehills.com.au

--------------------------------------------------------------------------------------------------------

SA Rail Pty Ltd                                    Address:          London Court
ACN 077 946 340                                                      13 London Circuit
                                                                     Canberra City  2601  ACT

                                                   Attention:        Daniel Moulis
                                                   Facsimile:        (02) 6240 6222
                                                   Email:            daniel_moulis@freehills.com.au

--------------------------------------------------------------------------------------------------------

Viper Line Pty Ltd                                 Address:          London Court
ACN 092 437 691                                                      13 London Circuit
                                                                     Canberra City  2601  ACT

                                                   Attention:        Daniel Moulis
                                                   Facsimile:        (02) 6240 6222
--------------------------------------------------------------------------------------------------------


________________________________________________________________________________

                                                                             98.

________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------
                                                        Email:            daniel_moulis@freehills.com.au
-----------------------------------------------------------------------------------------------------------
AWR Holdings WA Pty Ltd                                 Address:          London Court
ACN 094 693 562                                                           13 London Circuit
                                                                          Canberra City  2601  ACT

                                                        Attention:        Daniel Moulis
                                                        Facsimile:        (02) 6240 6222
                                                        Email:            daniel_moulis@freehills.com.au

-----------------------------------------------------------------------------------------------------------

Australia Western Railroad Pty Ltd                      Address:          London Court
ACN 094 792 275                                                           13 London Circuit
                                                                          Canberra City  2601  ACT

                                                        Attention:        Daniel Moulis
                                                        Facsimile:        (02) 6240 6222
                                                        Email:            daniel_moulis@freehills.com.au

-----------------------------------------------------------------------------------------------------------

WestNet Rail Pty Ltd                                    Address:          London Court
ACN 094 721 301                                                           13 London Circuit
                                                                          Canberra City  2601  ACT

                                                        Attention:        Daniel Moulis
                                                        Facsimile:        (02) 6240 6222
                                                        Email:            daniel_moulis@freehills.com.au

-----------------------------------------------------------------------------------------------------------

WestNet NarrowGauge Pty Ltd                             Address:          London Court
ACN 094 736 900                                                           13 London Circuit
                                                                          Canberra City  2601  ACT

                                                        Attention:        Daniel Moulis
                                                        Facsimile:        (02) 6240 6222
                                                        Email:            daniel_moulis@freehills.com.au

-----------------------------------------------------------------------------------------------------------

WestNet StandardGauge Pty Ltd                           Address:          London Court
ACN 094 819 360                                                           13 London Circuit
                                                                          Canberra City  2601  ACT

                                                        Attention:        Daniel Moulis
                                                        Facsimile:        (02) 6240 6222
                                                        Email:            daniel_moulis@freehills.com.au
                                                        s
-----------------------------------------------------------------------------------------------------------

________________________________________________________________________________

                                                                             99.

________________________________________________________________________________

                                     PART D

                                     LENDERS

------------------------------------------------------------------------------------------------------------------------

                           Name and ACN                                                   Details
------------------------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking Group Limited                      Address:          Level 17
ACN 005 357 522                                                                        530 Collins Street
                                                                                       Melbourne  VIC  3000
                                                                                       Australia

                                                                     Attention:        Nick Eccleston
                                                                     Facsimile:        (03) 9273 3670
                                                                     Email:            ecclestn2@anz.com
------------------------------------------------------------------------------------------------------------------------

Bank of America, National Association - Sydney Branch                Address:          Level 63 MLC Centre
ARBN 064 874 531                                                                       19-29 Martin Place
                                                                                       Sydney  NSW  2000
                                                                                       Australia

                                                                     Attention:        John K Barrett
                                                                     Facsimile:        (612) 9221 1023
                                                                     Email: john.k.barrett@bankofamerica.com
------------------------------------------------------------------------------------------------------------------------



                                     PART E

                              HEDGE COUNTERPARTIES

------------------------------------------------------------------------------------------------------------------------

                           Name and ACN                                                   Details
------------------------------------------------------------------------------------------------------------------------
Australia and New Zealand Banking Group Limited                      Address:          Level 17
ACN 005 357 522                                                                        530 Collins Street
                                                                                       Melbourne  VIC  3000
                                                                                       Australia

                                                                     Attention:        Nick Eccleston
                                                                     Facsimile:        (03) 9273 3670
                                                                     Email:            ecclestn2@anz.com
------------------------------------------------------------------------------------------------------------------------

Bank of America, National Association - Sydney Branch                Address:          Level 63 MLC Centre
ARBN 064 874 531                                                                       19-29 Martin Place
                                                                                       Sydney  NSW  2000
                                                                                       Australia

                                                                     Attention:        John K Barrett
                                                                     Facsimile:        (612) 9221 1023
------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________

                                                                            100.

________________________________________________________________________________


--------------------------------------------------------------------------------
                                          Email:john.k.barrett@bankofamerica.com
--------------------------------------------------------------------------------


                                     PART F

                    SENIOR WORKING CAPITAL FACILITY PROVIDER

--------------------------------------------------------------------------------

             Name and ACN                                   Details
--------------------------------------------------------------------------------

Australia and New Zealand Banking Group Limited    Address:   Level 17
ACN 005 357 522                                               530 Collins Street
                                                              Melbourne VIC 3000
                                                              Australia

                                                   Attention: Nick Eccleston
                                                   Facsimile: (03) 9273 3670
                                                   Email:     ecclestn2@anz.com
--------------------------------------------------------------------------------

________________________________________________________________________________

                                                                            101.

________________________________________________________________________________

EXECUTED as an agreement in the Australian Capital Territory

BORROWER:

SIGNED for ARG FINANCING PTY LTD
under power of attorney in the
presence of:




_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            102.

________________________________________________________________________________

AGENT

SIGNED for AUSTRALIA AND NEW
ZEALAND BANKING GROUP
LIMITED under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            103.

________________________________________________________________________________

SECURITY TRUSTEE

SIGNED for ANZ CAPEL COURT
LIMITED under power of attorney in the
presence of:




_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            104.

________________________________________________________________________________

SPONSORS:

SIGNED for WESFARMERS LIMITED
under power of attorney in the
presence of:




_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED for GENESEE & WYOMING
INC. under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            105.

________________________________________________________________________________

SUBORDINATED LENDERS:

SIGNED for WESFARMERS RAILROAD
HOLDINGS PTY LTD. under power of
attorney in the presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED for GWI HOLDINGS PTY LTD
under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            106.

________________________________________________________________________________

MORTGAGORS:

SIGNED for AUSTRALIAN RAILROAD
GROUP PTY LTD under power of
attorney in the presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED for ARG FINANCING PTY LTD
under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            107.

________________________________________________________________________________

SIGNED for AUSTRALIA SOUTHERN
RAILROAD PTY LTD under power of
attorney in the presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED for SA RAIL PTY LTD under
power of attorney in the presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            108.

________________________________________________________________________________

SIGNED for VIPER LINE PTY LTD under
power of attorney in the presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED for AWR HOLDINGS WA PTY
LTD under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            109.

________________________________________________________________________________

SIGNED for AUSTRALIA WESTERN
RAILROAD PTY LTD under power of
attorney in the presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED for WESTNET RAIL PTY LTD
under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            110.

________________________________________________________________________________

SIGNED for WESTNET
NARROWGAUGE PTY LTD under
power of attorney in the presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED for WESTNET
STANDARDGAUGE PTY LTD under
power of attorney in the presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            111.

________________________________________________________________________________

SUBSTITUTE SUBLESSEE

SIGNED for AWR LEASE CO PTY LTD
under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            112.

________________________________________________________________________________

LENDERS

SIGNED for AUSTRALIA AND NEW
ZEALAND BANKING GROUP
LIMITED under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED, SEALED and DELIVERED for
BANK OF AMERICA NATIONAL
ASSOCIATION under power of attorney
in the presence of:



                                         _______________________________________
                                         Signature of attorney


_____________________________________    _______________________________________
Signature of witness                     Name


_____________________________________    _______________________________________
Name                                     Date of power of attorney

________________________________________________________________________________

                                                                            113.

________________________________________________________________________________

HEDGE COUNTERPARTIES:

SIGNED for AUSTRALIA AND NEW
ZEALAND BANKING GROUP
LIMITED under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

SIGNED, SEALED and DELIVERED for
BANK OF AMERICA NATIONAL
ASSOCIATION under power of attorney
in the presence of:



                                         _______________________________________
                                         Signature of attorney


_____________________________________    _______________________________________
Signature of witness                     Name


_____________________________________    _______________________________________
Name                                     Date of power of attorney

________________________________________________________________________________

                                                                            114.

________________________________________________________________________________

SENIOR WORKING CAPITAL FACILITY PROVIDER:

SIGNED for AUSTRALIA AND NEW
ZEALAND BANKING GROUP
LIMITED under power of attorney in the
presence of:



_____________________________________    _______________________________________
Signature of witness                     Signature of attorney


_____________________________________    _______________________________________
Name                                     Name of attorney


                                         _______________________________________
                                         Date of power of attorney

________________________________________________________________________________

                                                                            115.